                                As filed with the Commission on January 31, 2000

                                                      1933 Act File No. 33-45973
                                                      1940 Act File No. 811-6576

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X

          Post-Effective Amendment No. 31...................          X

                                      and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X

          Amendment No. 32..................................          X

                            BT PYRAMID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-3433
                        (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.       Copies to: Burton M. Leibert, Esq.
One South Street                         Willkie Farr & Gallagher
Baltimore, Maryland  21202               787 Seventh Ave
(Name and Address of Agent               New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[x] On January 31, 2000, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On January 31, 2000, pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BT Investment Portfolios, on behalf of PreservationPlus Portfolio, has also executed this Registration Statement.

                                                       Deutsche Asset Management

--------------------------------------------------------------------------------
Mutual Fund

    Prospectus

       January 31, 2000

Institutional Class
--------------------------------------------------------------------------------

Equity Appreciation
formerly BT Investment Equity Appreciation Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Overview
--------------------------------------------------------------------------------
of Equity Appreciation--Institutional Class

Goal: The Fund invests for long-term capital growth.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing in stocks and other equity securities of medium-sized companies with strong growth prospects. Companies are selected based on factors such as the company's business prospects, its record of earnings growth and its stock price relative to industry peers.
--------------------------------------------------------------------------------

Equity Appreciation--Institutional Class

Overview of Equity Appreciation--Institutional Class

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at Equity Appreciation--Institutional Class

Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Risks......................................................................   8
Management of the Fund.....................................................   8

Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  13

--------------------------------------------------------------------------------

Overview of Equity Appreciation--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that we have selected could perform poorly;
 . Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing, i.e., greater share-price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the ability to exit from an unsuccessful investment; or
 . The stock market could decline or could underperform other investments.
WHO SHOULD CONSIDER INVESTING
IN THE FUND

Equity Appreciation-Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to an investor in large company stocks and small company stocks.

On September 8, 1999, the Board of Trustees voted to recommend the reorganization of the Fund into Mid Cap fund (formerly Capital Appreciation
Fund). The Board has determined that this proposal is in the best interests of shareholders. The Fund and Mid Cap currently have the same investment management teams and employ the same investment strategy.

The merger requires the approval of the Fund's shareholders. A special meeting of shareholders will be held for this purpose. A proxy statement describing the proposed reorganization will be sent to Fund shareholders before the special meeting. Management currently anticipates that the shareholder meeting will take place in the second quarter of 2000.

If shareholders approve the merger, shares of the Fund will be converted to shares of Mid Cap. Mid Cap has a master-feeder structure, which differs from the stand-alone structure of the Fund. A full description of Mid Cap's master-feeder structure will be included in the proxy statement mailed to shareholders. It is intended that the transfer of shares from the Fund to Mid Cap will not be a taxable transaction for shareholders and that the fees of the Fund will remain the same.

An investment in Equity Appreciation is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                            Overview of Equity Appreciation--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 12, 1993 (its inception date). The table compares the Fund's average annual return with the Standard & Poor's (S&P) Mid-Cap 400 Index over the last one and five years, and since inception. The Index is a passive measure of market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company stock performance. The Index is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized U.S. companies.
 Year-by-Year Returns
 (each full calendar year since inception)


                                 [BAR CHART]

                 1994    1995    1996    1997     1998   1999
                 -----  ------   -----   -----   -----   -----
                 3.47%  37.62%   9.60%   15.40%  17.79%  49.70

Since inception, the Fund's highest return in any calendar quarter was 31.08% (fourth quarter 1999) and its lowest quarterly return was -19.33% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED 12/31/99

                       Average Annual Returns
                    1 Year 5 Years      Since
                                    Inception
                                   (10/12/93)/1/
  Equity
  Appreciation -
  Institutional
  Class             49.70% 25.14%    20.03%
 -----------------------------------------------
  S&P Mid-Cap 400
  Index             14.72% 23.05%    18.04%
 -----------------------------------------------

 /1/ The S&P Mid-Cap 400 Index is cal-
 culated from September 30, 1993.
--------------------------------------------------------------------------------

Overview of Equity Appreciation--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Equity Appreciation-- Institutional Class.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same over the periods shown and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.00%.

/2/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                         Percentage of Average
                           Daily Net Assets/1/
  Management Fees                         0.65%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                   none
 --------------------------------------------------
  Other Expenses                          0.55%
 --------------------------------------------------
  Total Fund Operating
   Expenses                               1.20%
 --------------------------------------------------
  Less: Fee Waivers or
   Expense
   Reimbursements                        (0.20)%/2/
 --------------------------------------------------
  Net Expenses                            1.00%
 --------------------------------------------------


 Expense Example/2/

     1 year   3 years 5 years 10 years
      $102     $354    $634    $1,431
 -------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Equity Appreciation--Institutional Class

OBJECTIVE

Equity Appreciation--Institutional Class seeks long-term capital growth. Under normal circumstances, the Fund invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time we first purchase the shares, within the market capitalization range of the S&P Mid-Cap 400 Index. We believe these companies contain the greatest concentration of businesses with significant growth prospects.

The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We pursue a flexible investment program to achieve the Fund's objective. We are not restricted to investments in specific market sectors. We may invest in any market sector and in any size company if we have identified an opportunity with attractive long-term prospects for capital growth. Nevertheless, we attempt to match the dollar-weighted average capitalization of the Fund's holdings to the midpoint capitalization of the S&P Mid-Cap 400 Index.

We consider many broad factors in assessing a potential candidate for investment, including generally:

 . competitive position within its industry;

 . business prospects;

 . management team;

 . record of earnings growth;

 . underlying asset value relative to industry peers;

 . stock price relative to industry peers; and

 . whether a reliable and liquid market for its shares exists.

--------------------------------------------------------------------------------

"Market capitalization," or "market cap," provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.

PRINCIPAL INVESTMENTS

The Fund normally owns stock in approximately 100 medium-sized companies at any one time. The Fund focuses primarily in stock and other securities with equity characteristics. The Fund focuses principally on companies with market caps, at the time we purchase the stock, within the market capitalization range of the S&P Mid-Cap 400 Index. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

The Fund may also invest up to 25% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic would not comprise a major element of its strategy.

INVESTMENT PROCESS

The Fund's process begins with a methodical search for companies (in any industry) that show attractive long-term prospects for growth. The research team relies on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis. Companies are screened to identify those with strong business fundamentals (i.e., high growth, low debt, high return-on-equity) and technical strength. Measures of this strength include the extent of management's ownership of a company's shares, the extent of ownership by mutual funds and other large professional investors, estimates of future earnings by investment analysts who follow the stock and the extent that actual earnings have deviated from analysts' estimates in the recent past. The list of candidates is narrowed down through meetings with company and industry contacts, attendance at conferences focusing on emerging growth companies, and reviews of research and industry publications and investment analyst contacts.

Temporary Defensive Position. We may, from time to time, adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the

--------------------------------------------------------------------------------

Convertible securities are bonds or preferred stock that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.
--------------------------------------------------------------------------------

A Detailed Look at Equity Appreciation--Institutional Class

common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

RISKS

Below we set forth some of the prominent risks associated with investing in medium-sized companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund follows a disciplined selling process to try to lessen this risk. First, we may sell a security if one or more of the following conditions take place:

 . There is a material change in the company's fundamentals;

 . The stock underperforms its industry peer group by 15% or more; or

 . The stock price reaches our expectations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industrywide reversals have had a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly for a medium-sized company, it is harder to find a buyer for a medium-sized companies' shares.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would depreciate the value of an investment itself to U.S. investors.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's
--------------------------------------------------------------------------------

                    A Detailed Look at Equity Appreciation--Institutional Class

capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement with may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager. The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Mary P. Dugan, CFA

 . Portfolio Manager of the Fund since 1999.

 . Portfolio Manager in the investment adviser's small cap group from 1994 to 1999.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . BA from the University of Rochester and MBA from New York University's Stern
  School of Business.

Other Services. Bankers Trust provides administrative services-such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.
-------------------------------------------------------------------------------

A Detailed Look at Equity Appreciation--Institutional Class


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Funds. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  Transaction   Tax Status

  Income dividends     Ordinary income
 -------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 -------------------------------------
  Long-term capital    Capital gains
  gains distributions
 -------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  Transaction   Tax Status

  Your sale of shares    Capital gains or losses
  owned more than one year
 -------------------------------------------------
  Your sale of shares    Gains treated as ordinary
  owned for one year or  income, losses subject to
  less                   special rules.
 -------------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.
--------------------------------------------------------------------------------

                    A Detailed Look at Equity Appreciation--Institutional Class


BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of
Deutsche Asset Management

By phone         1-800-368-4031
By mail          Service Center
                 P.O. Box 219210
                 Kansas City, MO 64141-9210
By overnight     Service Center
 mail            210 West 10th Street, 8th floor
                 Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000

The Fund and its service providers reserve the right to, from time to time and in their discretion, waive or reduce the investment minimum.

How to Open Your Fund Account

By mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to Equity Fund
         Appreciation--477.
By wire  Call the Service Center to set up
         a
         wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to "Equity Appreciation-- 477," to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)," include your account number and the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each Fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may only buy shares by wire if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-368-4031 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA no:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      Equity Appreciation--477

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-368-4031. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.
-------------------------------------------------------------------------------

A Detailed Look at Equity Appreciation--Institutional Class


Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-368-4031. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege

You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

                    A Detailed Look at Equity Appreciation--Institutional Class

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.
 Financial Highlights

                                                                          For the
                                                                          period
                                                                        January 1,     For the year
                          For the year ended September 30,             1995 through       ended
                           1999       1998       1997       1996       September 30,   December 31,
                                                                          1995/1/          1994
Per Share Operating
Performance:
Net Asset Value,
Beginning of Period        $13.98     $16.70     $15.23     $14.14         $10.14          $9.80
 ---------------------------------------------------------------------------------------------------
Income From Investment
Operations
Expenses in Excess of
Income                      (0.06)     (0.07)     (0.06)     (0.05)         (0.02)         (0.03)
 ---------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments
Transactions                 6.25      (1.68)      2.31       1.72           4.02           0.37
 ---------------------------------------------------------------------------------------------------
Total from Investment
Operations                   6.19      (1.75)      2.25       1.67           4.00           0.34
 ---------------------------------------------------------------------------------------------------
Distributions to
Shareholders
Net Realized Gains          (0.06)     (0.97)     (0.78)     (0.58)           --             --
 ---------------------------------------------------------------------------------------------------
Net Asset Value, End of
Period                     $20.11     $13.98     $16.70     $15.23         $14.14         $10.14
 ---------------------------------------------------------------------------------------------------
Total Investment Return     44.33%    (10.68)%    15.82%     12.45%         39.45%          3.47%
 ---------------------------------------------------------------------------------------------------
Supplemental Data and
Ratios:
Net Assets, End of
Period (000s omitted)    $171,709   $122,077   $170,008   $157,568        $92,033        $29,973
 ---------------------------------------------------------------------------------------------------
Ratios to Average Net
Assets:
Expenses in Excess of
Income                      (0.31)%    (0.36)%    (0.39)%    (0.42)%        (0.38)%/2/     (0.32)%
 ---------------------------------------------------------------------------------------------------
Expenses                     1.00%      1.00%      1.00%      1.00%          1.00%/2/       1.00%
 ---------------------------------------------------------------------------------------------------
Decrease Reflected in
Above Expense Ratio Due
to Fees Waived/Expenses
Reimbursed by Bankers
Trust                        0.20%      0.20%      0.20%      0.24%          0.33%/2/       0.46%
 ---------------------------------------------------------------------------------------------------
Portfolio Turnover
Rate/3/                       165%       159%       188%       271%/4/        125%/4/        157%/4/
 ---------------------------------------------------------------------------------------------------

 /1/The Board of Trustees approved the change of the Fund's year end from De-cember 31 to September 30.

 /2/Annualized.
 /3/The portfolio turnover rate is the rate for the master portfolio in which the Fund invests all its assets.
 /4/Amounts were previously included in the Capital Appreciation Fund Financial
   Highlights.
-------------------------------------------------------------------------------

                       This page left intentionally blank

                       This page left intentionally blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                    Service Center
                    P.O. Box 219210
                    Kansas City, MO 64121-9210
or call our toll-free number at 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Equity Appreciation--Institutional Class
BT Pyramid Mutual Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055922751
Portland, ME 04101                                              477PRO (1/00)
                                                                811-6576

                                           DEUTSCHE ASSET MANAGEMENT


Mutual Fund
Prospectus
January 31, 2000
Investment Class




PreservationPlus
formerly BT PreservationPlus Fund -- Service Class

The Fund is designed exclusively for participant-directed employee benefit plans.




[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities
and Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or
adequacy of this prospectus. Any representation to the                                   A Member of the
contrary is a criminal offense.]                                                         DEUTSCHE BANK GROUP


Overview
--------------------------------------------------------------------------------
of PreservationPlus

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.
Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options. The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.

--------------------------------------------------------------------------------

PreservationPlus

Overview of PreservationPlus

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at PreservationPlus

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   8
Risks.......................................................................   9
Management of the Fund......................................................  10
Calculating the Fund's Share Price..........................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  12
Buying and Selling Fund Shares..............................................  12
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of PreservationPlus

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fluctuate or fall if:

 . There is a sharp rise in interest rates.
 . An issuer's creditworthiness declines.
 . Changes in interest rates or economic downturns have a negative effect on issuers in the financial services industry.

The Fund attempts to offset these risks by purchasing Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

 . The possibility of default by a financial institution providing a Wrapper
  Agreement ("Wrapper Provider").
 . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

The Fund is also subject to the risk that we incorrectly judge the potential risks and rewards of investing in derivatives.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

PreservationPlus offers shares only to participant-directed employee benefit plans. Sales are made: 1) directly or 2) indirectly through vehicles like insurance company separate accounts or bank collective funds. Plans investing in the Fund are required to impose certain restrictions on their participants' ability to exchange shares of the Fund. Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

 . upon the plan participant's death, retirement, disability or termination;
 . to fund plan participant loans and other "in service" withdrawals made pursuant to the terms of the plan; and
 . for transfers to other plan investment options that are not competing funds.
  Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

You should not consider investing in PreservationPlus if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

An investment in PreservationPlus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.
--------------------------------------------------------------------------------

                                                    Overview of PreservationPlus

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Investment Class shares of the Fund. The bar chart shows the Investment Class' actual return for each full calendar year since it began selling those shares on September 23, 1998 (its inception date). The table compares the Investment Class' average annual return with the Lehman 1-3 Year Government/Corporate Total Return Index, the IBC First Tier Retail Money Market Universe, and the Wrapped Lehman Intermediate Aggregate Index, over the last year and since the Fund's inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

As of December 31, 1999, the Fund's 30-day yield was 5.32%.
--------------------------------------------------------------------------------

The Lehman 1-3 Year Government/Corporate Total Return Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of all U.S. Government agency securities, U.S. Government Treasury securities and all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.15%. The Wrapped Lehman Index more closely reflects the market sector in which the Fund invests than the other Lehman index.

The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The "total return" of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

Year-by-Year Returns
(each full calendar year since inception)

                             [CHART APPEARS HERE]

                                1999     5.24%

Since inception, the Investment Class' highest return in any calendar quarter was 1.34% (fourth quarter 1998) and its lowest quarterly return was 1.26% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR THE PERIOD ENDED 12/31/99

                          Average Annual Returns
                          1 Year                Since
                                            Inception
                                       (September 23,
                                                1998)
  PreservationPlus -
   Investment Class            5.24%            5.29%
 ----------------------------------------------------
  Lehman 1-3 Year
  Government/
  Corporate
  Total Return Index/1/        3.15%            3.17%
 ----------------------------------------------------
  IBC First Tier Retail
  Money
  Market Universe/2/           4.58%            4.60%
 ----------------------------------------------------
  Wrapped Lehman
  Intermediate
  Aggregate Index              5.40%            5.37%
 ----------------------------------------------------

 /1/ The Lehman 1-3 Year
 Government/Corporate Total Return
 Index and IBC First Tier Retail Money
 Market Universe Average are
 calculated from September 30, 1998.
 /2/ Unweighted average return, net of
 fees and expenses, of all money mar-
 ket mutual funds that invested in
 non-Government securities, that are
 restricted to those money market in-
 struments rated first tier (the top
 rating) by two or more nationally
 recognized statistical rating organi-
 zations.
--------------------------------------------------------------------------------

Overview of PreservationPlus

ANNUAL FUND OPERATING EXPENSES

The Shareholder Fees and Annual Fees and Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold shares of the PreservationPlus--Investment Class.

Under normal circumstances, redemptions of shares that are directed by plan participants are not subject to a redemption fee. Redemptions of Shares that are not directed by plan participants and that are made on less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund.

Investment Class shares are subject to shareholder servicing fees in the maximum amount of 0.25% of the average daily net assets of the shares. The shareholder services provided in exchange for these fees may include establishing and maintaining shareholder and plan participant accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering investor/shareholder's inquiries regarding the Fund and/or its classes, providing periodic statements showing the investor/shareholder's account balance and those of plan participants, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating executed proxies and obtaining such other information and performing such other services as may reasonably be required.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.

 SHAREHOLDER FEES
 (fees paid directly from your investment)

  Maximum Sales Charge Imposed on
   Purchases                             None
 --------------------------------------------
  Maximum Sales Charge on Reinvested
   Dividends                             None
 --------------------------------------------
  Maximum Redemption Fee (as a
  percentage of amount redeemed, as
  applicable)                            2.0%
 --------------------------------------------

 ANNUAL FEES AND EXPENSES
 (expenses paid from fund assets)

                           Percentage of average
                             daily net assets/1/
  Management Fees                          0.35%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Fund Operating
   Expenses                                0.83%/2/
 --------------------------------------------------
  Total Fund Operating
   Expenses                                1.18%
 --------------------------------------------------
  Less: Fee Waiver or
   Expense Reimbursements                  0.53%/3/
 --------------------------------------------------
  Net Expenses                             0.65%
 --------------------------------------------------

 Expense Example/4/

     1 Year                 3 Year                             5 Year                             10 Year
      $66                    $322                               $622                              $1,475
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Portfolio, the master portfolio into which PreservationPlus invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Orgazitional Structure" section of this prospectus.)

/2/ "Other Expenses" include the annual premium rate the Fund paid for Wrapper Agreements and a shareholder servicing fee of 0.25%.

/3/ The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees and reimbursement expenses so that total expenses will not exceed 0.65%.

/4/ For the first 16 months, the expense example takes into account fee waivers and reimbursements.
--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at PreservationPlus

OBJECTIVE

PreservationPlus seeks a high level of current income while seeking to maintain a stable value per share.

The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

STRATEGY

The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks.

PRINCIPAL INVESTMENTS

Fixed Income Securities. The Fund invests at least 65% of its net assets in fixed income securities including:

 . U.S. government securities that are issued or guaranteed by the U.S.
  Treasury, or by agencies or instrumentalities of the U.S. Government.

 . U.S. dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

 . U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

 . Mortgage pass-through securities issued by governmental and non-governmental issuers.

 . Collateralized mortgage obligations and real estate mortgage investment conduits.

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

 . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the U.S. government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a U.S. Treasury bond.

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

 . We allocate assets among a diversified group of issuers.

 . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top three rating categories as rated by Moody's
  Investors Service, Inc., Standard & Poor's Ratings Service or Duff & Phelps Credit Rating Co., another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

 . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's purchases of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Covered Assets up to specified amounts, under certain circumstances. In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider must pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund must pay the difference to the Wrapper Provider. The circumstances under which payments
--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Book value of the Covered Assets is their purchase price, plus interest (as specified in the Wrapper Agreement), less an adjustment to reflect any defaulted securities.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus

are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

The Crediting Rate:

 . Is the actual interest earned on the Covered Assets based on the formula stated in the Wrapper Agreements and is generally adjusted monthly for price movements in the Covered Assets and amounts payable to or receivable from the Wrapper Provider; and

 . Is a significant component of the Fund's yield.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

 . We purchase Wrapper Agreements from multiple issuers, each of which has received a high quality rating from Moody's or Standard & Poor's.

 . We monitor, on a continual basis, the financial well being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The Fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures
--------------------------------------------------------------------------------

A high quality rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.
contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk.

Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

INVESTMENT PROCESS

The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. These "spread" sectors have historically offered higher returns than U.S. government securities. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The Fund also purchases Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term obligations within one of the top two investment ratings, if the situation warranted. These short-term obligations may not be covered by a Wrapper Agreement. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of a high level of current income or a stable net asset value.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns.
--------------------------------------------------------------------------------

                                            A Detailed Look at PreservationPlus


RISKS

Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the use of Wrapper Agreements, including:

 . A Wrapper Provider could default, which could cause the Fund's share value to fluctuate and could result in losses for plan participants who sell their shares.

 . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

 . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

 . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

 . If a Wrapper Provider is unable to make timely payments, the Fund's Board may determine the fair value of that Wrapper Agreement to be less than the difference between the book value and the market value, which could cause the Fund's net asset value to fluctuate.

 . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. If Wrapper Agreements are not in place, this procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

 . the derivative may not fully offset the underlying positions;

 . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
-------------------------------------------------------------------------------

A Detailed Look at PreservationPlus


 . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

If the fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of December 31, 1999, Bankers Trust managed approximately $15 billion in stable value assets.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Eric Kirsch, CFA

 . Portfolio Manager of the master portfolio since its inception.

 . Joined the investment adviser in 1980.

 . Head of the Stable Value investment group.
--------------------------------------------------------------------------------

                                             A Detailed Look at PreservationPlus


Louis R. D'Arienzo

 . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

 . Joined the investment adviser in 1981.

 . Portfolio Manager in the Structured Fixed Income investment group.

John D. Axtell

 . Portfolio Manager of the Wrapper Agreements in the master portfolio since its inception.

 . Joined the investment adviser in 1990.

 . Portfolio Manager in the Stable Value investment group.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the PreservationPlus Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of a Fund's shares (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus

On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. For plan participants utilizing the Fund as an investment option under their plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis.

Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

BUYING AND SELLING FUND SHARES

The Fund does not sell its shares directly to the public. The Fund offers shares only to certain participant-directed employee benefit plans. These benefit plans may own the Fund's shares: 1) directly or 2) indirectly through other investment vehicles such as an insurance company separate account or bank collective funds, which offer the Fund as an investment option to its participants.

Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

 . upon the plan participant's death, retirement, disability or termination;

 . to fund plan participant loans and other "in service" withdrawals made pursuant to the terms of the plan; and

-------------------------------------------------------------------------------

A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

 . for transfers to other plan investment options that are not competing funds.
  Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

How To Receive Account Information

 . If you are a plan participant, you should contact your plan administrator or the organization that provides record-keeping services for information about your account.

 . If you are a plan administrator or fiduciary, you should call 1-800-677-7596 for information about the plan's account with the Fund.

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Transactions in Fund Shares

Each plan has different provisions about how and when their participants may buy, sell and exchange Fund shares. The plan administrator is responsible for communicating participants' instructions to the Fund. Plan participants should contact their plan administrator to effect transactions in the Fund.

Important Information About Buying and Selling Shares

 . After receiving a plan's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.

 . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of plan shares the next business day but always within seven days.

 . The redemption fee does not apply to exchanges into another class of shares of the Fund, into another investment company or other entity that invests exclusively in the master portfolio.

 . The Fund remits proceeds from the sale of shares in U.S. dollars for redemption requests up to $500,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one shareholder. The Fund may redeem "in kind" if a redemption request is larger than the lesser of $500,000 or 1% of the Fund's NAV. The Fund may also redeem "in kind" if a redemption request is not directed by a plan participant and is made on less than twelve months' notice. In these situations, the Fund may require additional information.

 . The Fund does not issue share certificates.
-------------------------------------------------------------------------------

                                             A Detailed Look at PreservationPlus


 . The Fund may request additional information about the plan when an order to redeem 5% or more of a plan's assets is received.

 . Sales orders not directed by plan participants and received on less than twelve months prior written notice are subject to a 2% redemption fee.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term.

 . We reserve the right to reject purchases of Fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus

The table below provides a picture of the Investment Class' financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-677-7596.

 Financial Highlights

                                                                                               For the period
                                                                                            September 23, 1998/1/
                                                                         For the year ended        through
                                                                         September 30, 1999  September 30, 1998
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period                                         $10.00              $10.00
 ----------------------------------------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                                                          0.51                0.01
 ----------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                                                         (0.51)              (0.01)
 ----------------------------------------------------------------------------------------------------------------
  Net Realized Gains/3/                                                         (0.05)                 --
 ----------------------------------------------------------------------------------------------------------------
  Reverse Stock Split/3/                                                         0.05                  --
 ----------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                              $ 10.00              $10.00
 ----------------------------------------------------------------------------------------------------------------
  Total Investment Return                                                        5.25%               5.42%/2/
 ----------------------------------------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)                                    $17,099                $404
 ----------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                                                          5.20%               5.42%/2/
 ----------------------------------------------------------------------------------------------------------------
  Net Expenses, Including Expenses of the PreservationPlus Portfolio             0.80%               0.80%/2/
 ----------------------------------------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio Due to Waived Fees/Expenses
  Reimbursed by Bankers Trust                                                    0.38%               0.43%/2/
 ----------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate/4/                                                      291%                428%/5/
 ----------------------------------------------------------------------------------------------------------------

 /1/Commencement of operations.
 /2/Annualized.
 /3/In order to comply with requirements of the Internal Revenue Code applica-ble to regulated investment companies, the Fund is required to distribute ac-cumulated net realized gains, if any, on a annual basis. When such distribu-tions are made, the immediate impact is a corresponding reduction in the net asset value per share of each class of the Fund. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distribu-tions at a rate that will cause the total number of shares held by each share-holder, including shares acquired on reinvestment of that distribution, to re-main the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.
 On December 4, 1998, the Fund declared a capital gain distribution of $0.05 per share and a corresponding reverse stock split of .995 per share. There was no effect on the value of the total holdings of each shareholder (assuming re-investment of such distributions) as a result of this activity.
 /4/The portfolio turnover rate is the rate for the master portfolio, into which the Fund invests its assets.
 /5/For the period October 1, 1997 to September 30, 1998.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call our toll-free number: 1-800-677-7596

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

PreservationPlus
BT Pyramid Mutual Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055847834
Portland, ME 04101                                              508PRO (1/00)
                                                                811-6576

                                                       Deutsche Asset Management


Mutual Fund
Prospectus
January 31, 2000
Institutional Class

PreservationPlus
formerly BT PreservationPlus Fund -- Institutional Class

The Fund is designed exclusively for participant-directed employee benefit plans.



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange
Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                                     A Member of the
                                                     Deutsche Bank Group [/]

Overview
--------------------------------------------------------------------------------
of PreservationPlus

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.

Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options. The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.
--------------------------------------------------------------------------------

PreservationPlus

Overview of PreservationPlus

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at PreservationPlus

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   8
Risks.......................................................................   9
Management of the Fund......................................................  10
Calculating the Fund's Share Price..........................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  12
Buying and Selling Fund Shares..............................................  12
Financial Highlights........................................................  13

--------------------------------------------------------------------------------

Overview of PreservationPlus

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fluctuate or fall if:

 . There is a sharp rise in interest rates.
 . An issuer's creditworthiness declines.
 . Changes in interest rates or economic downturns have a negative effect on issuers in the financial services industry.

The Fund attempts to offset these risks by purchasing Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

 . The possibility of default by a financial institution providing a Wrapper
  Agreement ("Wrapper Provider").
 . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

The Fund is also subject to the risk that we incorrectly judge the potential risks and rewards of investing in derivatives.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

PreservationPlus offers shares only to participant-directed employee benefit plans. The shares are available to employees benefit plans whose initial investment equals or exceeds $25 million. Shares are also available to employee benefit plans which invest in the Fund through an omnibus account or similar arrangement, if that omnibus account or similar arrangement makes an initial investment in the Fund of at least $25 million. Sales are made: 1) directly or
2) indirectly through vehicles like insurance company separate accounts or bank collective funds. Plans investing in the Fund are required to impose certain restrictions on their participants' ability to exchange shares of the Fund. Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

 . upon the plan participant's death, retirement, disability or termination;
 . to fund plan participant loans and other "in service" withdrawals made pursuant to the terms of the plan; and
 . for transfers to other plan investment options that are not competing funds.
  Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

You should not consider investing in PreservationPlus if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

An investment in PreservationPlus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.
--------------------------------------------------------------------------------

                                                    Overview of PreservationPlus

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Institutional Class shares of the Fund. The bar chart shows the Institutional Class' actual return for each full calendar year since it began selling those shares on December 14, 1997 (its inception date). The table compares the Institutional Class' average annual return with the Lehman 1-3 Year Government/Corporate Total Return Index, the IBC First Tier Retail Money Market Universe, and the Wrapped Lehman Intermediate Aggregate Index, over the last year and since the Fund's inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

As of December 31, 1999, the Fund's 30-day yield was 5.73%.
--------------------------------------------------------------------------------

The Lehman 1-3 Year Government/Corporate Total Return Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of all U.S. Government agency securities, U.S. Government Treasury securities and all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.15%. The Wrapped Lehman Index more closely reflects the market sector in which the Fund invests than the other Lehman index.

The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The "total return" of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

 Year-by-Year Returns
 (each full calendar year since inception)


                              [CHART APPEARS HERE]


1998       5.73%
1999       5.65%




Since inception, the Institutional Class' highest return in any calendar quarter was 1.45% (third quarter 1998) and its lowest quarterly return was 1.36% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.


 PERFORMANCE FOR THE PERIOD ENDED 12/31/99

                            Average Annual Returns

                          1 Year   Since Inception
                                     (December 14,
                                             1997)
  PreservationPlus--
  Institutional Class      5.65%        5.79%
 ------------------------------------------------
  Lehman 1-3 Year
  Government/Corporate
  Total Return Index/1/    3.15%        5.04%
 ------------------------------------------------
  IBC First Tier Retail
  Money Market
  Universe/2/              4.58%        4.77%
 ------------------------------------------------
  Wrapped Lehman
  Intermediate Aggregate
  Index                    6.03%        6.09%
 ------------------------------------------------

 /1/The Lehman 1-3 Year Government/Corporate Total Return
 Index and IBC First Tier Retail Money Market Universe
 Average are calculated from December 31, 1997.

 /2/Unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, that are restricted to those money market in struments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

--------------------------------------------------------------------------------

Overview of PreservationPlus

ANNUAL FUND OPERATING EXPENSES

The Shareholder Fees and Annual Fees and Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold shares of PreservationPlus--Institutional Class.

Under normal circumstances, redemptions of shares that are directed by plan participants are not subject to a redemption fee. Redemptions of Shares that are not directed by plan participants and that are made on less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Portfolio, the master portfolio into which PreservationPlus invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/"Other Expenses" include the annual premium rate the Fund paid for Wrapper Agreements.

/3/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees and reimburse expenses so that total expenses will not exceed 0.40%.

/4/For the first 16 months, the expense example takes into account fee waivers and reimbursements.

 SHAREHOLDER FEES
 (fees paid directly from your investment)

  Maximum Sales Charge Imposed on
  Purchases                              None
 --------------------------------------------
  Maximum Sales Charge on Reinvested
  Dividends                              None
 --------------------------------------------
  Maximum Redemption Fee (as a
  percentage of amount redeemed, as
  applicable)                            2.0%
 --------------------------------------------

 ANNUAL FEES AND EXPENSES
 (expenses paid from fund assets)

                         Percentage of Average
                           Daily Net Assets/1/
  Management Fees                        0.35%
 ------------------------------------------------
  Distribution and
   Service (12b-1) Fees                   None
 ------------------------------------------------
  Other Fund Operating
   Expenses                              0.31%/2/
 ------------------------------------------------
  Total Fund Operating
   Expenses                              0.66%
 ------------------------------------------------
  Less: Fee Waivers or
   Expense
   Reimbursements                        0.26%/3/
 ------------------------------------------------
  Net Expenses                           0.40%
 ------------------------------------------------

 Expense Example/4/

     1 year                3 years                           5 years                           10 years
      $41                   $181                              $345                               $822
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at PreservationPlus

OBJECTIVE

PreservationPlus seeks a high level of current income while seeking to maintain a stable value per share.

The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

STRATEGY

The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks.

PRINCIPAL INVESTMENTS

Fixed Income Securities. The Fund invests at least 65% of its net assets in fixed income securities including:

 . U.S. government securities that are issued or guaranteed by the U.S.
  Treasury, or by agencies or instrumentalities of the U.S. Government.

 . U.S. dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

 . U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

 . Mortgage pass-through securities issued by governmental and non-governmental issuers.

 . Collateralized mortgage obligations and real estate mortgage investment conduits.

 . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the U.S. government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities
--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

 consisting of either the principal component or the interest component of a U.S. Treasury bond.

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

 . We allocate assets among a diversified group of issuers.

 . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top three rating categories as rated by Moody's
  Investors Service, Inc., Standard & Poor's Ratings Service or Duff & Phelps Credit Rating Co., another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

 . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's purchases of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Covered Assets up to specified amounts, under certain circumstances. In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider must pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund must pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.
Book value of the Covered Assets is their purchase price, plus interest (as specified in the Wrapper Agreement), less an adjustment to reflect any defaulted securities.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus

The Crediting Rate:

 . Is the actual interest earned on the Covered Assets based on the formula stated in the Wrapper Agreements and is generally adjusted monthly for price movements in the Covered Assets and amounts payable to or receivable from the Wrapper Provider; and

 . Is a significant component of the Fund's yield.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

 . We purchase Wrapper Agreements from multiple issuers, each of which has received a high quality rating from Moody's or Standard & Poor's.

 . We monitor, on a continual basis, the financial well being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The Fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk.
--------------------------------------------------------------------------------

A high quality rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

INVESTMENT PROCESS

The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. These "spread" sectors have historically offered higher returns than U.S. government securities. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The Fund also purchases Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term obligations within one of the top two investment ratings, if the situation warranted. These short-term obligations may not be covered by a Wrapper Agreement. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of a high level of current income or a stable net asset value.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns.


--------------------------------------------------------------------------------

                                             A Detailed Look at PreservationPlus

RISKS

Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed. Primary Risks

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the use of Wrapper Agreements, including:

 . A Wrapper Provider could default, which could cause the Fund's share value to fluctuate and could result in losses for plan participants who sell their shares.

 . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

 . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

 . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

 . If a Wrapper Provider is unable to make timely payments, the Fund's Board may determine the fair value of that Wrapper Agreement to be less than the difference between the book value and the market value, which could cause the Fund's net asset value to fluctuate.

 . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. If Wrapper Agreements are not in place, this procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

 . the derivative may not fully offset the underlying positions;

 . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus


If the fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of December 31, 1999, Bankers Trust managed approximately $15 billion in stable value assets.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Eric Kirsch, CFA

 . Portfolio Manager of the master portfolio since its inception.

 . Joined the investment adviser in 1980.

 . Head of the Stable Value investment group.

Louis R. D'Arienzo

 . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

 . Joined the investment adviser in 1981.

 . Portfolio Manager in the Structured Fixed Income investment group.

--------------------------------------------------------------------------------

                                             A Detailed Look at PreservationPlus


John D. Axtell

 . Portfolio Manager of the Wrapper Agreements in the master portfolio since its inception.

 . Joined the investment adviser in 1990.

 . Portfolio Manager in the Stable Value investment group.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the PreservationPlus Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of a Fund's shares (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.

On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus


TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. For plan participants utilizing the Fund as an investment option under their plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis.

Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

BUYING AND SELLING FUND SHARES

The Fund does not sell its shares directly to the public. The Fund offers shares only to certain participant-directed employee benefit plans. The shares are available to employees benefit plans whose initial investment equals or exceeds $25 million. Shares are also available to employee benefit plans which invest in the Fund through an omnibus account or similar arrangement, if that omnibus account or similar arrangement makes an initial investment in the Fund of at least $25 million. These benefit plans may own the Fund's shares: 1) directly or 2) indirectly through other investment vehicles such as an insurance company separate account or bank collective funds, which offer the Fund as an investment option to its participants.

Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

 . upon the plan participant's death, retirement, disability or termination;

 . to fund plan participant loans and other "in service" withdrawals made pursuant to the terms of the plan; and

 . for transfers to other plan investment options that are not competing funds.
  Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

How To Receive Account Information

 . If you are a plan participant, you should contact your plan administrator or the organization that provides record-keeping services for information about your account.

 . If you are a plan administrator or fiduciary, you should call 1-800-677-7596 for information about the plan's account with the Fund.

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Transactions in Fund Shares

Each plan has different provisions about how and when their participants may buy, sell and exchange Fund shares. The plan administrator is responsible for communicating participants' instructions to the Fund. Plan participants should contact their plan administrator to effect transactions in the Fund.

Important Information About Buying and Selling Shares

 . After receiving a plan's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.

 . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of plan shares the next business day but always within seven days.

 . The redemption fee does not apply to exchanges into another class of shares of the Fund, into another investment company or other entity that invests exclusively in the master portfolio.

 . The Fund remits proceeds from the sale of shares in U.S. dollars for redemption requests up to $500,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one shareholder. The Fund may redeem "in kind" if a redemption request is larger than the lesser of $500,000 or 1% of the Fund's NAV. The Fund may also redeem "in kind" if a redemption request is not directed by a plan participant and is made on less than twelve months' notice. In these situations, the Fund may require additional information.

 . The Fund does not issue share certificates.

 . The Fund may request additional information about the plan when an order to redeem 5% or more of a plan's assets is received.

 . Sales orders not directed by plan participants and received on less than twelve months prior written notice are subject to a 2% redemption fee.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
-------------------------------------------------------------------------------

A Detailed Look at PreservationPlus


The table below provides a picture of the Institutional Class' financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-677-7596.

 Financial Highlights

                                  For the year           For the period
                                     ended        December 14, 1997/1/ through
                               September 30, 1999      September 30, 1998
  Per share operating
  performance:
  Net asset value, beginning
  of period                         $  10.00                $  10.00
 -----------------------------------------------------------------------------
  Income from investment
  operations
  Net investment income                 0.55                    0.46
 -----------------------------------------------------------------------------
  Distributions to
  shareholders
  Net investment income                (0.55)                  (0.46)
 -----------------------------------------------------------------------------
  Net realized gains/3/                (0.05)                    --
 -----------------------------------------------------------------------------
  Reverse stock split/3/                0.05                     --
 -----------------------------------------------------------------------------
  Net asset value, end of
  period                            $  10.00                $  10.00
 -----------------------------------------------------------------------------
  Total investment return               5.66%                   5.91%/2/
 -----------------------------------------------------------------------------
  Supplemental data and
  ratios:
  Net assets, end of period
  (000s omitted)                    $186,563                $162,193
 -----------------------------------------------------------------------------
  Ratios to average net
  assets:
  Net investment income                 5.53%                   5.79%/2/
 -----------------------------------------------------------------------------
  Net expenses, including
  expenses of the
  PreservationPlus Portfolio            0.40%                   0.40%/2/
 -----------------------------------------------------------------------------
  Decrease reflected in above
  expense ratio due to fees
  waived/expenses reimbursed
  by Bankers Trust                      0.26%                   0.50%/2/
 -----------------------------------------------------------------------------
  Portfolio turnover rate/4/             291%                    428%/5/
 -----------------------------------------------------------------------------

 /1/Commencement of operations.

 /2/Annualized.

 /3/In order to comply with requirements of the Internal Revenue Code applica-ble to regulated investment companies, the Fund is required to distribute ac-cumulated net realized gains, if any, on a annual basis. When such distribu-tions are made, the immediate impact is a corresponding reduction in the net asset value per share of each class of the Fund. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distribu-tions at a rate that will cause the total number of shares held by each share-holder, including shares acquired on reinvestment of that distribution, to re-main the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

 On December 4, 1998, the Fund declared a capital gain distribution of $0.05 per share and a corresponding reverse stock split of .995 per share. There was no effect on the value of the total holdings of each shareholder (assuming re-investment of such distributions) as a result of this activity.

 /4/The portfolio turnover rate is the rate for the master portfolio, into which the Fund invests its assets.


 /5/For the period October 1, 1997 to September 30, 1998.
--------------------------------------------------------------------------------

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




                       This page intentionally left blank

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
Or call our toll-free number: 1-800-677-7596

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

PreservationPlus
BT Pyramid Mutual Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055847818
Portland, ME 04101                                              491PRO (1/00)
                                                                811-6576

                                                       Deutsche Asset Management


Mutual Fund

Prospectus
January 31, 2000
Institutional Class
PreservationPlus
formerly BT PreservationPlus Fund -- Institutional Service Class

The Fund is designed exclusively for participant-directed employee benefit plans.


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                                      A Member of the
                                                      Deutsche Bank Group [/]

Overview
--------------------------------------------------------------------------------
of PreservationPlus

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.
Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options. The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.
--------------------------------------------------------------------------------

PreservationPlus

Overview of PreservationPlus

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at PreservationPlus

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   8
Risks.......................................................................   9
Management of the Fund......................................................  10
Calculating the Fund's Share Price..........................................  11
Dividends and Distributions.................................................  12
Tax Considerations..........................................................  12
Buying and Selling Fund Shares..............................................  12
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of PreservationPlus

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fluctuate or fall if:

 . There is a sharp rise in interest rates.
 . An issuer's creditworthiness declines.
 . Changes in interest rates or economic downturns have a negative effect on issuers in the financial services industry.

The Fund attempts to offset these risks by purchasing Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

 . The possibility of default by a financial institution providing a Wrapper
  Agreement ("Wrapper Provider").
 . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

The Fund is also subject to the risk that we incorrectly judge the potential risks and rewards of investing in derivatives.

WHO SHOULD CONSIDER INVESTING IN THE FUND

While the Fund continues to offer other classes of shares, effective October 18, 1999, the Institutional Service Class of PreservationPlus ceased establishing new accounts. The Fund offers two other classes--Investment Class and Institutional Class--that are open to new shareholders. There are different fees associated with investing in the Investment Class and the Institutional Class. For a free copy of the prospectuses for the Investment Class and the Institutional Class, please call 1-800-677-7596. Read the prospectus carefully before investing.

You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

PreservationPlus offers shares only to participant-directed employee benefit plans. Sales are made: 1) directly or 2) indirectly through vehicles like insurance company separate accounts or bank collective funds. Plans investing in the Fund are required to impose certain restrictions on their participants' ability to exchange shares of the Fund. Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

 . upon the plan participant's death, retirement, disability or termination;
 . to fund plan participant loans and other "in service" withdrawals made pursuant to the terms of the plan; and
 . for transfers to other plan investment options that are not competing funds.
  Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

You should not consider investing in PreservationPlus if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

An investment in PreservationPlus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------

Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.
--------------------------------------------------------------------------------

                                                    Overview of PreservationPlus

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Institutional Service Class shares of the Fund. The bar chart shows the Institutional Service Class' actual return for each full calendar year since it began selling those shares on April 1, 1998 (its inception date). The table compares the Institutional Service Class' average annual return with the Lehman 1-3 Year Government/Corporate Total Return Index, the IBC First Tier Retail Money Market Universe, and the Wrapped Lehman Intermediate Aggregate Index, over the last year and since the Fund's inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

As of December 31, 1999, the Fund's 30-day yield was 5.58%.
--------------------------------------------------------------------------------

Lehman 1-3 Year Government/Corporate Total Return Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of all U.S. Government agency securities, U.S. Government Treasury securities and all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.15%. The Wrapped Lehman Index more closely reflects the market sector in which the Fund invests than the other Lehman index.

The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The "total return" of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

 Year-by-Year Returns
 (the full calendar year since inception)

[CHART]

Since inception, the Institutional Service Class' highest return in any calendar quarter was 1.44% (second quarter 1998) and its lowest quarterly return was 1.32% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR THE PERIOD ENDED 12/31/99

                          Average Annual Returns
                             1 year            Since
                                           Inception
                                           (April 1,
                                               1998)
  PreservationPlus--
  Institutional Service
  Class                           5.50%          5.59%
 -----------------------------------------------------
  Lehman 1-3 Year
  Government/Corporate
  Total
  Return Index/1/                 3.15%          4.92%
 -----------------------------------------------------
  IBC First Tier Retail
  Money Market
  Universe/2/                     4.58%          4.72%
 -----------------------------------------------------
  Wrapped Lehman
  Intermediate Aggregate
  Index                           6.01%          6.07%
 -----------------------------------------------------

 /1/The Lehman 1-3 Year
 Government/Corporate Total Return In-
 dex and IBC First Tier Retail Money
 Market Universe Average are calcu-
 lated from March 31, 1998.

 /2/Unweighted average return, net of
 fees and expenses, of all money mar-
 ket mutual funds that invested in
 non-Government securities, that are
 restricted to those money market in-
 struments rated first tier (the top
 rating) by two or more nationally
 recognized statistical rating organi-
 zations.
--------------------------------------------------------------------------------

Overview of PreservationPlus


ANNUAL FUND OPERATING EXPENSES

The Shareholder Fees and Annual Fees and Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold shares of PreservationPlus--Institutional Service Class.

Under normal circumstances, redemptions of shares that are directed by plan participants are not subject to a redemption fee. Redemptions of Shares that are not directed by plan participants and that are made on less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund.

Institutional Service Class shares are subject to shareholder servicing fees in the maximum amount of 0.15% of the average daily net assets of the shares. The shareholder services provided in exchange for these fees may include establishing and maintaining shareholder and plan participant accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering investor/shareholder's inquiries regarding the Fund and/or its classes, providing periodic statements showing the investor/shareholder's account balance and those of plan participants, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee. You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.

 SHAREHOLDER FEES
 (fees paid directly from your investment)

  Maximum Sales Charge Imposed on
   Purchases                             None
 --------------------------------------------
  Maximum Sales Charge on Reinvested
   Dividends                             None
 --------------------------------------------
  Maximum Redemption Fee (as a
  percentage of amount redeemed, as
  applicable)                            2.0%
 --------------------------------------------

 ANNUAL FEES AND EXPENSES
 (expenses paid from Fund assets)

                       Percentage of Average
                         Daily Net Assets/1/
  Management Fees                      0.35%
 ----------------------------------------------
  Distribution and
   Service (12b-1)
   Fees                                 None
 ----------------------------------------------
  Other Fund
   Operating Expenses                  0.48%/2/
 ----------------------------------------------
  Total Fund
   Operating Expenses                  0.83%
 ----------------------------------------------
  Less: Fee Waivers
   or Expense
   Reimbursements                      0.28%/3/
 ----------------------------------------------
  Net Expenses                         0.55%
 ----------------------------------------------


 Expense Example/4/

     1 year         3 years        5 years        10 years
      $56           $234           $439           $1,030
-----------------------------------------------------------

--------------------------------------------------------------------------------
/1/Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Portfolio, the master portfolio into which PreservationPlus invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/"Other Expenses" include the annual premium rate the Fund paid for Wrapper Agreements and a shareholder servicing fee of 0.15%.

/3/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees and reimburse expenses so that total expenses will not exceed 0.55%.

/4/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at PreservationPlus


OBJECTIVE

PreservationPlus seeks a high level of current income while seeking to maintain a stable value per share.


The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

STRATEGY

The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks.

PRINCIPAL INVESTMENTS

Fixed Income Securities. The Fund invests at least 65% of its net assets in fixed income securities including:

 . U.S. government securities that are issued or guaranteed by the U.S.
  Treasury, or by agencies or instrumentalities of the U.S. Government.

 . U.S. dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

 . U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

 . Mortgage pass-through securities issued by governmental and non-governmental issuers.

 . Collateralized mortgage obligations and real estate mortgage investment conduits.

 . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the U.S. government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

 and zero coupon securities, which are securities consisting of either the principal component or the interest component of a U.S. Treasury bond.

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

 . We allocate assets among a diversified group of issuers.

 . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top three rating categories as rated by Moody's
  Investors Service, Inc., Standard & Poor's Ratings Service or Duff & Phelps Credit Rating Co., another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

 . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's purchases of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Covered Assets up to specified amounts, under certain circumstances. In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider must pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund must pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Book value of the Covered Assets is their purchase price, plus interest (as specified in the Wrapper Agreement), less an adjustment to reflect any defaulted securities.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus


The Crediting Rate:

 . Is the actual interest earned on the Covered Assets based on the formula stated in the Wrapper Agreements and is generally adjusted monthly for price movements in the Covered Assets and amounts payable to or receivable from the Wrapper Provider; and

 . Is a significant component of the Fund's yield.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

 . We purchase Wrapper Agreements from multiple issuers, each of which has received a high quality rating from Moody's or Standard & Poor's.
 . We monitor, on a continual basis, the financial well being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The Fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk.

--------------------------------------------------------------------------------
A high quality rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

INVESTMENT PROCESS

The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. These "spread" sectors have historically offered higher returns than U.S. government securities. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The Fund also purchases Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term obligations within one of the top two investment ratings, if the situation warranted. These short-term obligations may not be covered by a Wrapper Agreement. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of a high level of current income or a stable net asset value.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns.
--------------------------------------------------------------------------------

                                            A Detailed Look at PreservationPlus


RISKS

Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the use of Wrapper Agreements, including:

 . A Wrapper Provider could default, which could cause the Fund's share value to fluctuate or fall and could result in losses for plan participants who sell their shares.

 . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

 . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

 . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

 . If a Wrapper Provider is unable to make timely payments, the Fund's Board may determine the fair value of that Wrapper Agreement to be less than the difference between the book value and the market value, which could cause the Fund's net asset value to fluctuate.

 . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. If Wrapper Agreements are not in place, this procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

 . the derivative may not fully offset the underlying positions;
-------------------------------------------------------------------------------

A Detailed Look at PreservationPlus


 . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

If the fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of December 31, 1999, Bankers Trust managed approximately $15 billion in stable value assets.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

--------------------------------------------------------------------------------

                                             A Detailed Look at PreservationPlus

Eric Kirsch, CFA

 . Portfolio Manager of the master portfolio since its inception.

 . Joined the investment adviser in 1980.

 . Head of the Stable Value investment group.

Louis R. D'Arienzo

 . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

 . Joined the investment adviser in 1981.

 . Portfolio Manager in the Structured Fixed Income investment group.

John D. Axtell

 . Portfolio Manager of the Wrapper Agreements in the master portfolio since its inception.

 . Joined the investment adviser in 1990.

 . Portfolio Manager in the Stable Value investment group.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the PreservationPlus Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of a Fund's shares (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus


DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells.
Also, the Fund will normally declare and pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.

On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. For plan participants utilizing the Fund as an investment option under their plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis.

Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------

A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

BUYING AND SELLING FUND SHARES

The Fund does not sell its shares directly to the public. The Fund offers shares only to certain participant-directed employee benefit plans. These benefit plans may own the Fund's shares: 1) directly or 2) indirectly through other investment vehicles such as an insurance company separate account or bank collective fund, which offer the Fund as an investment option to its participants.

Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

 . upon the plan participant's death, retirement, disability or termination;

 . to fund plan participant loans and other "in service" withdrawals made pursuant to the terms of the plan; and

 . for transfers to other plan investment options that are not competing funds.
  Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

How To Receive Account Information

 . If you are a plan participant, you should contact your plan administrator or the organization that provides record-keeping services for information about your account.

 . If you are a plan administrator or fiduciary, you should call 1-800-677-7596 for information about the plan's account with the Fund.

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Transactions in Fund Shares

Each plan has different provisions about how and when their participants may buy, sell and exchange Fund shares. The plan administrator is responsible for communicating participants' instructions to the Fund. Plan participants should contact their plan administrator to effect transactions in the Fund.

Important Information About Buying and Selling Shares

 . After receiving a plan's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.
--------------------------------------------------------------------------------

                                          A Detailed Look at of PreservationPlus


 . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of plan shares the next business day but always within seven days.

 . The redemption fee does not apply to exchanges into another class of shares of the Fund, into another investment company or other entity that invests exclusively in the master portfolio.

 . The Fund remits proceeds from the sale of shares in U.S. dollars for redemption requests up to $500,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one shareholder. The Fund may redeem "in kind" if a redemption request is larger than the lesser of $500,000 or 1% of the Fund's NAV. The Fund may also redeem "in kind" if a redemption request is not directed by a plan participant and is made on less than twelve months' notice. In these situations, the Fund may require additional information.

 . The Fund does not issue share certificates.

 . The Fund may request additional information about the plan when an order to redeem 5% or more of a plan's assets is received.

 . Sales orders not directed by plan participants and received on less than twelve months prior written notice are subject to a 2% redemption fee.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term.

 . We reserve the right to reject purchases of Fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus

The table below provides a picture of the Institutional Service Class' financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-677-7596.

 Financial Highlights

                                                             For the period
                                           For the year     April 1, 1998/1/
                                              Ended             through
                                        September 30, 1999 September 30, 1998
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period       $  10.00           $  10.00
 ----------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                          0.54               0.28
 ----------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                         (0.54)             (0.28)
 ----------------------------------------------------------------------------
  Net Realized Gains/3/                         (0.05)               --
 ----------------------------------------------------------------------------
  Reverse Stock Split/3/                         0.05                --
 ----------------------------------------------------------------------------
  Net Asset Value, End of Period             $  10.00           $  10.00
 ----------------------------------------------------------------------------
  Total Investment Return                       5.50%           5.78%/2/
 ----------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s
  omitted)                                   $114,935           $ 55,137
 ----------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                         5.43%           5.66%/2/
 ----------------------------------------------------------------------------
  Net Expenses, Including Expenses of
  the PreservationPlus Portfolio                0.55%           0.55%/2/
 ----------------------------------------------------------------------------
  Decrease Reflected in Above Expense
  Ratio Due to Fees Waived/Expenses
  Reimbursed by Bankers Trust                   0.28%           0.39%/2/
 ----------------------------------------------------------------------------
  Portfolio Turnover Rate/4/                     291%            428%/5/
 ----------------------------------------------------------------------------

/1/Commencement of operations.

/2/Annualized.

/3/In order to comply with requirements of the Internal Revenue Code applica-ble to regulated investment companies, the Fund is required to distribute ac-cumulated net realized gains, if any, on a annual basis. When such distribu-tions are made, the immediate impact is a corresponding reduction in the net asset value per share of each class of the Fund. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distribu-tions at a rate that will cause the total number of shares held by each share-holder, including shares acquired on reinvestment of that distribution, to re-main the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

On December 4, 1998, the Fund declared a capital gain distribution of $0.05 per share and a corresponding reverse stock split of .995 per share. There was no effect on the value of the total holdings of each shareholder (assuming re-investment of such distributions) as a result of this activity.

/4/The portfolio turnover rate is the rate for the master portfolio, into which the Fund invests its assets.

/5/For the period October 1, 1997 to September 30, 1998.
-------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
Or call our toll-free number: 1-800-677-7596

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

PreservationPlus
BT Pyramid Mutual Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055847826
Portland, ME 04101                                              485PRO (1/00)
                                                                811-6576

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                January 31, 2000

BT Pyramid Mutual Funds
                                                             Institutional Class
Equity Appreciation
formerly BT Investment Equity Appreciation Fund

BT Pyramid Mutual Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to Equity Appreciation -- Institutional Class (the "Fund") which seeks long-term capital growth through investment primarily in stocks and other securities with equity characteristics of medium-sized companies with a strong growth potential.

The Fund is sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Fund's investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility of the Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated January 31, 2000. This SAI is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. Each Prospectus provides the basic information investors should know before investing. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Banker's Trust Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with Bankers Trust). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund for the fiscal period ended September 30, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated September 30, 1999. A copy of the Fund's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.

                             BANKERS TRUST COMPANY
                     Investment Adviser and Administrator

                            ICC DISTRIBUTORS, INC.
                                  Distributor
                              Two Portland Square
                             Portland, Maine 04101
                                1-800-730-1313

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS....................................................    3
 Investment  Objective.............................................................................    3
 Investment Policies...............................................................................    3
 Futures Contracts and Options on Futures Contracts................................................    9
 Additional Risk Factors...........................................................................   15
 Investment Restrictions...........................................................................   17
 Brokerage Commissions.............................................................................   20
PERFORMANCE INFORMATION............................................................................   22
 Standard Performance Information..................................................................   22
 Comparison of Fund Performance....................................................................   23
 Economic and Market Information...................................................................   24
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND.........................................   24
 Purchase of Shares................................................................................   26
 Additional Information About Buying Shares........................................................   28
 Redemption of Shares..............................................................................   26
 Additional Information About Selling Shares.......................................................   29
 Exchange Privilege................................................................................   29
 Your Service Agent will receive a written confirmation of each exchange transaction...............   30
MANAGEMENT OF THE TRUST............................................................................   28
 Trustees of the Trust and Portfolios..............................................................   28
 Officers of the Trusts and Portfolio..............................................................   30
 Trustee Compensation Table........................................................................   30
 Code of Ethics....................................................................................   31
 Investment Adviser................................................................................   32
 Administrator.....................................................................................   33
 Distributor.......................................................................................   33
 Service Agent.....................................................................................   33
 Custodian and Transfer Agent......................................................................   34
 Use of Name.......................................................................................   37
 Banking Regulatory Matters........................................................................   34
 Counsel and Independent Accountants...............................................................   35
ORGANIZATION OF THE TRUST..........................................................................   35
TAXATION...........................................................................................   36
 Dividends and Distributions.......................................................................   36
 Taxation of the Fund..............................................................................   36
 Foreign Securities................................................................................   37
 Sale of Shares....................................................................................   37
 Foreign Withholding Taxes.........................................................................   38
 Backup Withholding................................................................................   38
 Foreign Shareholders..............................................................................   38
 Other Taxation....................................................................................   38
FINANCIAL STATEMENTS...............................................................................   38
APPENDIX...........................................................................................   40

                Investment Objective, Policies And Restrictions

                             Investment Objective

The Fund's investment objective is long term capital growth. The Fund seeks this objective by investing a majority of its assets in the stock and other securities with equity characteristics of medium-sized U.S. companies. There can be no assurances that the investment objective of the Fund will be achieved.

                              Investment Policies

The following is a discussion of the various investments of and techniques employed by the Fund:

Equity Investments. The Fund invests primarily in common stock and other securities with equity characteristics, such as trust or limited partnership interests, rights and warrants. These investments may or may not pay dividends and may or may not carry voting rights. The Fund may also invest in convertible securities when, due to market conditions, it is more advantageous to obtain a position in an attractive company by purchase of its convertible securities than by purchase of its common stock. The convertible securities in which the Fund invests may include any debt securities or preferred stock which may be converted into common stock or which carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to exercise the conversion privilege. Since the Fund invests in both common stock and convertible securities, the risks of the general equity markets may be tempered to a degree by the Fund's investments in convertible securities which are often not as volatile as equity securities.

Short-Term Instruments. The Fund intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Fund's assets may be invested in short-term instruments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses or for day-to-day operating purposes and up to 100% of its assets when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of U.S. and non-U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's" or AA or higher by Standard & Poor's Ratings Group ("S&P" or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by

Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

ADRs, GDRs and EDRs. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternative to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Fund until settlement takes place. The Fund identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments.

Investment in other Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Lending of Portfolio Securities. The Fund has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Bankers Trust, ICC Distributors or their affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. During the term of the loan, the Fund continues to bear the risk of fluctuation in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. In a repurchase agreement the Fund buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Fund could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Fund could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

Derivatives. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Fund and when consistent with the Fund's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Options on Securities. The Fund may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. The Fund may also write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund, may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund's Trustees. The Fund intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions."

Options on Securities Indices. In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

              Futures Contracts and Options on Futures Contracts

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. For example, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the price of debt securities and to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of fund securities which are the same as or correlate with the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the intended portfolio securities which are the same as or correlate with the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Stock Indices. The Fund may enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund. In general, each transaction in futures contracts involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transaction are successful, the futures positions taken for the Fund will rise in value by amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the futures contract and the equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

All options that the Fund writes will be covered under applicable requirements of the SEC. The Fund will write and purchase options only to the extent permitted by the policies of state securities authorities in states where shares are qualified for offer and sale.

There can be no assurance that the use of these portfolio strategies will be successful.

Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward contracts to purchase or sell currencies.

A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect the portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Asset Coverage. To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Fund's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Investment Restriction on Futures Transactions. Futures Contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the fund may maintain 100% equity exposure. In addition to this requirement, the Board of Trustees has also adopted a restriction that the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix.

                            Additional Risk Factors

In addition to the risks discussed above, the Fund's investments may be subject to the following risk factors:

Foreign Securities. Each Fund will, under normal market conditions, invest a significant portion of its assets in foreign securities. In seeking its investment objectives, the Fund may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Fund. The value of such investments may be adversely affected by the changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment. The Fund will not invest more than 5% of the value of its total assets in the securities of issuers based in developing countries, including Eastern Europe.

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and certain options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Portfolio Turnover. The Fund intends to manage its holdings actively to pursue its investment objective. Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its investment objective. The annual portfolio turnover rate of the Fund may exceed 100%. Higher portfolio turnover rates result in higher brokerage costs and possible adverse tax consequences.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings is included in the Fund's Prospectus.

                            Investment Restrictions

The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "vote of a majority of the outstanding voting securities" of the

Fund. "A vote of a majority of the outstanding voting securities" the 1940 Act, and as used in this SAI , means, the lesser of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies. As a matter of fundamental policy, the Trust, with respect to the Fund, may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling the portfolio security;

(3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the Fund's total assets, invest more than 5% of the total assets of the Fund in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies, the Trust, on behalf of the Fund will not as a matter of operating policy:

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Fund's total assets (taken at cost), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) ell securities it does not own (short sells) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in-kind and amount to those sold, i.e., short sales against the box.) (The Fund currently does not engage in short selling.);

(v) invest for the purpose of exercising control or management of another company;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund, unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless (1) the investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;

(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets; and

(ix) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees to be liquid).

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

               Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Fund's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Adviser, it is the opinion of the management of the Fund that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund in concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

For the fiscal years ended September 30, 1999, 1998, and 1997 the Fund paid brokerage commissions in the amount of $483,652, $473,872 and $174,242, respectively.

                            Performance Information

                       Standard Performance Information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. For mutual funds, performance is commonly measured as total return. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Total return: The Trust may provide period and average annualized "total return" quotations for the shares. The shares' "total return" refers to the change in the value of an investment in the shares over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

----------------------------------------------------------------------------------------------------------
                                                                 Annualized Total      Cumulative Total
                 Annualized Total        Annualized Total        Return from           Return from
                 Return for the One      Return for the Five     Commencement of       Commencement of
                 Year Period ended       Year Period ended       Operations through    Operations through
                 September 30, 1999      September 30, 1999      September 30, 1999    September 30, 1999
----------------------------------------------------------------------------------------------------------
Intermediate
Tax Free(1)      -1.21%                  15.60%                  19.26%                44.33%
----------------------------------------------------------------------------------------------------------

(1) Fund commenced operations on July 20, 1992

Performance Results: Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in its portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

The Trust may provide annualized "yield" quotations for the shares. The "yield" of the shares refers to the income generated by an investment in the shares over a 30-day or one-month period (which period shall be stated in any such advertisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one-year period and is shown as a percentage of investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the shares' expenses.

Shareholders will receive financial reports semi-annually that include the shares' financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

                        Comparison of Fund Performance

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments. Performance information may include the shares' investment results and/or comparisons of its investment results to the Russell Mid-Cap Index, the Standard and Poor's 500 Composite Stock Price Index, the Standard and Poor's Mid-Cap 400

Index, the Lipper Growth Fund Average or other various unmanaged indices or results of other mutual funds or investment or savings vehicles.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized
mutual fund statistical services.   Evaluations of the Fund's performance made
by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:
Asian Wall Street Journal, Barron's, Business Week, Changing Times, The
-------------------------  --------  -------------  -------------------
Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes,
------------------  ---------------  ---------------  ---------------  ------
Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s
-------  ---------------  ----------------  ----------------------------------
Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times,
--------------------------------  -----  ----------------  --------------
Personal Investing News, Personal Investor, Success, U.S. News and World Report,
-----------------------  -----------------  -------  --------------------------
ValueLine, Wall Street Journal, Weisenberger Investment Companies Services,
---------  -------------------  ------------------------------------------
Working Women and Worth.
-------------     -----


                        Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

          VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND

The net asset value ("NAV") per share is calculated once on each day the New York Stock Exchange ("NYSE") is open ("Valuation Day") as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Fund and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding as of the Valuation Time. The Fund's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Fund's Board of Trustees believes accurately reflects fair value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Trust's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

    type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

    To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset values (a redemption in-kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described above as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Fund reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund.

                              Purchase of Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Service Agents, such as broker-dealers and investment advisers (including Service Agents).

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and the Adviser have authorized one or more Service Agents to accept on the Trust's behalf purchase and redemption orders. Such Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Service Agent or the Service Agent's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through a Service Agent, it is the responsibility of the Service Agent to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

                             Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the minimum, but not if an account is below the minimum due to change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management mutual funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

    .  Your account registration has changed within the last 30 days,

    . The check is being mailed to a different address than the one on your account (record address),

    .  The check is being made payable to someone other than the account owner,

    . The redemption proceeds are being transferred to a Fund account with a different registration, or

    . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                   Management Of The Trust And The Portfolio

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

The Trustees and officers of the Trust, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                     Trustees of the Trust and Portfolios

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

____________________
/1/ The "Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds2; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

The Board has an Audit Committee that meets with the Trusts' and Portfolio's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

_____________________
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

                     Officers of the Trusts and Portfolio

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Director, Deutsche Asset Management since 1999; Director, Deutsche Alex. Brown LLC and Investment Company Capital Corporation, 1998-99; Secretary of the Trusts and Portfolio since 1998; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission, 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trusts and Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trusts and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

                          Trustee Compensation Table

          =============================================================
                                    Aggregate        Total Compensation
                                    Compensation     from
          Trustee                   From Trust       Fund Complex*
          -------------------------------------------------------------
          Charles B. Biggar         N/A              $43,750
          -------------------------------------------------------------
          S. Leland Dill            N/A              $43,750
          -------------------------------------------------------------
          Martin Gruber             $29,849          $45,000
          -------------------------------------------------------------
          Richard J. Herring        N/A              $43,750
          -------------------------------------------------------------
          Kelvin Lancaster          $ 8,933          $18,750
          -------------------------------------------------------------
          Bruce E. Langton          N/A              $43,750
          -------------------------------------------------------------
          Harry Van Benschoten      $29,849          $45,000
          =============================================================

The information provided is for the BT Pyramid Mutual Funds, which is comprised of 5 funds, for the year ended September 30, 1999.

*Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT

_________________
/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio for the year ended December 31, 1999.

As of December 31, 1999, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Fund or Trust (all series taken together).

As of December 31, 1999, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Northern Telecom Omnibus Account, c/o Bankers Trust Company, Attn: John Sawicki Mailstop 3064, Jersey City, NJ 07302-3885 (59%); Bankers Trust Co. as Trustee for Westinghouse Savannah River/Bechtel Savannah River Inc. Savings and Investment Plan, 34 Exchange Place MS 3064, Jersey City, NJ 07302-3885 (19%); Bankers Trust Co. as Trustee for Hanson Industries Plan 401K, Attn: Marisa Depp, 34 Exchange Place Fifth Floor, Mail Stop 3055, Jersey City, NJ 07302-3885 (6%); Bankers Trust Co. as Trustee for Millennium Chemicals 401K, Attn: Linda Castell, 200 International Circle, Suite 2000, Hunt Valley, Maryland 21030-1336 (6%).

                                Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser, Bankers Trust Company, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but require compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Fund. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                              Investment Adviser

Bankers Trust is the Portfolio's investment adviser. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Bankers Trust Company, may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate

For the fiscal years ended September 30, 1999, 1998, and 1997, Bankers Trust earned $981,463, $1,059,224, and $971,676, respectively, as compensation for advisory services provided to the Fund. During the same periods, Bankers Trust reimbursed $302,505, $322,822, and $319,524, respectively, to the Fund to cover expenses.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

At a Special Meeting held in 1999, shareholders of the Portfolio also approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the special meeting. Deutsche Asset Management, Inc. is an indirect wholly owned subsidiary of Deutsche Bank.

                                 Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly based on a percentage of the average daily net assets of the Fund.

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years September 30, 1999, 1998, and 1997, Bankers Trust received $768,495, $814,788, $747,443, respectively, in compensation for administrative and other services provided to the Fund.

Bankers Trust has agreed that if in any year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

                                  Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker-dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

                                 Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                         Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust pursuant to the administration and services agreements. As Custodian, it holds the Fund's assets. Bankers Trust also serves as transfer agent of the Trust pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                          Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Fund contemplated by the Advisory Agreement and other activities for the Fund described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationship with Bankers Trust and consider taking all actions necessary in the circumstances.

                      Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201 acts as Independent Accountants of the Trust.

                           Organization Of The Trust

The Trust was organized on February 28, 1992 under the laws of the Commonwealth of Massachusetts. The Fund was established and designated as a separate series of the Trust on June 23, 1992. The Trust offers shares of a beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 20 separate series, including the Funds, and BT Investment Portfolios currently consist of 16 separate subtrusts, including the Portfolios other than the International Equity Portfolio. On August 6, 1996, the Trustees of the Trust established and designated two classes of shares of beneficial interests of the Fund -- the Advisor class of shares and the Investment class of shares. On December 8, 1999, the Trustees of the Trust changed the name of the Investment Class to the Institutional Class. The shares of the other series of the Trust are not currently offered. No series of shares has any preference over any other series.

The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect that Fund, respectively. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

                                   Taxation

                          Dividends And Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, each Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                             Taxation of the Fund

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

                              Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.

                                Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on disposition of the Fund shares held by the shareholders for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                           Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                              Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                             Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on the Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             Financial Statements

The financial statements for the Fund for the period ended September 30, 1999, are incorporated herein by reference to the Fund's Annual Report dated September 30, 1999. A copy of the Annual Report may be obtained without charge by contacting the Fund.

                                   APPENDIX

                           Commercial Paper Ratings

S&P's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch Investors Service and Duff & Phelps Commercial Paper Ratings

Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strangest issue.

 . have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                JANUARY 31, 2000


Investment Adviser and Administrator of each Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME 04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY 10019


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAIs or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.



CUSIP # 055922751
477SAI (1/00)

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                                January 31, 2000

BT Pyramid Mutual Funds

PreservationPlus

formerly BT PreservationPlus Fund

    Investment Class (formerly Service Class)
    Institutional Class
    Institutional Service Class


PreservationPlus (the "Fund") is a separate series of BT Pyramid Mutual Funds (the "Trust"), an open-end, management investment company (mutual fund). The Investment Class, Institutional Class, and Institutional Service Class of shares (individually and collectively referred to as "Shares" as the context may require) of the Fund are described herein.

As described in the Shares' respective Prospectuses, the Fund seeks to achieve its investment objective by investing all its net investable assets in PreservationPlus Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a separate subtrust of BT Investment Portfolios, a New York master trust fund (the "Portfolio Trust").

Because the investment characteristics of the Fund correspond directly to those of the Portfolio (in which the Fund invests all of its assets), the following is a discussion of the various investments of and techniques employed by the Portfolio. The Fund is designed as an alternative investment to guaranteed investment contracts ("GICs"), collective GIC funds, bank investment contracts ("BICS"), and so-called "synthetic GICs."

Shares are sold by ICC Distributors, Inc., the Trust's distributor (the "Distributor"), to participant-directed employee benefit plans meeting specified criteria ("Plans"). Shares are offered to Plans either directly or through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans (collectively, "Plan Pools"). Bankers Trust Company ("Bankers Trust") is the Portfolio's investment adviser ("Adviser").

The Fund's Prospectuses (individually and collectively referred to as the "Prospectus" as the context may require) are dated January 31, 2000. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read in conjunction with the Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust). This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Prospectus. The Fund's and Portfolio's financial statements for the year ended September 30, 1999, are incorporated herein by reference to the Annual Report to shareholders dated September 30, 1999. A copy of the Fund's and Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.

                             BANKERS TRUST COMPANY

             Investment Adviser of the Portfolio and Administrator


                             ICC DISTRIBUTORS, INC.

                                  Distributor

                              Two Portland Square

                             Portland, Maine 04101

                               TABLE OF CONTENTS



INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................ 5
     Investment Objective...................................... 5
     Investment Policies....................................... 5
     Rating Services.............................................
     Investment Restrictions.....................................
     Portfolio Transactions and Brokerage Commissions............

PERFORMANCE INFORMATION..........................................
     Standard Performance Informat...............................
     Comparison of Fund Performance..............................
     Economic and Market Information.............................

VALUATION OF ASSETS; REDEMPTIONS IN KIND.........................

OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS..........
     Types of Individual Retirement Accounts.....................

Ownership of Shares Through Plans................................

QUALIFIED  REDEMPTIONS...........................................
     Traditional IRAs, SEP-IRAs and SIMPLE IRAs..................
     Roth IRAs...................................................
     Keogh Plans.................................................
     Education IRAs..............................................

MANAGEMENT OF THE TRUSTS.........................................
     TRUSTEES OF BT PYRAMID MUTUAL FUNDS.........................
     TRUSTEES OF BT INVESTMENT PORTFOLIOS........................
     OFFICERS OF THE TRUSTS AND BT INVESTMENT PORTFOLIOS.........
     Trustee Compensation Table..................................
     Investment Adviser..........................................
     Administrator...............................................
     Distributor.................................................
     Service Agent...............................................
     Use of Name.................................................
     Banking Regulatory Matters..................................
     Counsel and Independent Accountants.........................

ORGANIZATION OF THE TRUST........................................

TAXATION.........................................................
     Taxation of the Fund........................................

     Taxation of the Portfolio...................................
     Other Taxation..............................................
     Foreign Withholding.........................................

APPENDIX.........................................................

                Investment Objective, Policies And Restrictions

                             Investment Objective

The investment objective of the Fund is a high level of current income while seeking to maintain a stable value per share. There can, of course, be no assurance that the Fund will achieve its investment objective.

                              Investment Policies

The Fund seeks to achieve its investment objective by investing all of its net investable assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund to do so.

The Portfolio's investment objective is a high level of current income while seeking to maintain a stable value per Share. The Portfolio expects to invest at least 65% of its net assets in fixed income securities ("Fixed Income Securities") of varying maturities rated, at the time of purchase, in one of the top three long-term rating categories by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Duff & Phelps Credit Rating Co., or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by Bankers Trust in its sole discretion.

In addition, the Portfolio will enter into contracts ("Wrapper Agreements") with insurance companies, banks or other financial institutions ("Wrapper Providers") that are rated, at the time of purchase, in one of the top two long-term rating categories by Moody's or S&P. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid. At the time of purchase, the value of all of the Wrapper Agreements and any other illiquid securities will not exceed 15% of the Portfolio's net assets.

The following is a discussion of the various investments of and techniques employed by the Portfolio.

Short-Term Instruments. Up to 35% of the Portfolio's total assets may be invested in high quality short-term investments with remaining maturities of 397 days or less to maintain the Liquidity Reserve (as defined below), to meet anticipated redemptions and expenses for day-to-day operating purposes and when, in the opinion of Bankers Trust Company, the Portfolio's investment adviser (the "Adviser" or "Bankers Trust"), it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. The Portfolio may hold short-term investments consisting of foreign and domestic (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated in one of the top two short-term rating categories by an NRSRO or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; (v) shares of money market mutual funds; and (vi) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have an outstanding long-term debt rating of A or higher by Standard & Poor's ("S&P") or A-2 or higher by Moody's Investors Service, Inc.

("Moody's") or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

It is important to note the distinction between the Portfolio and short-term investments such as money market funds. The securities held by the Portfolio have a longer average maturity than those of money market funds. Because a money market fund has a shorter average maturity, its yield will track the direction of current market rates of return more closely than the Portfolio. For example, in a rising interest rate environment, money market yields may rise more quickly than will the Portfolio's. In a falling interest rate environment, money market yields may fall more quickly than the Portfolio's. Over the long-term, however, intermediate and long-term Fixed Income Securities such as those purchased by the Portfolio have historically offered higher yields than short-term investments (i.e., money market funds).

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

U.S. Dollar-Denominated Fixed Income Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. Debt securities, loans and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

U.S. Dollar-Denominated Foreign Securities. The Portfolio may invest a portion of its assets in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

U.S. Dollar-Denominated Sovereign and Supranational Fixed Income Securities. Debt instruments issued or guaranteed by foreign governments, agencies and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Mortgage- and Asset-Backed Securities. The Portfolio may purchase mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities and non-governmental entities such as banks, mortgage lenders or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds and mortgage pay-through securities. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. A mortgage-backed bond is a general obligation of the issuer, payable out of the issuer's general funds and additionally secured by a first lien on a pool of mortgages. Collateralized mortgage obligations ("CMOs") and other mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. CMOs are issued in classes and series that have different maturities and often are retired in sequence. The issuer of a series of CMOs may elect to be treated as a REMIC. The mortgage pass-through securities issued by non-governmental entities such as banks, mortgage lenders or other financial institutions in which the Portfolio may invest include private label mortgage pass-through securities and whole loans. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Bankers Trust determines they are consistent with the Portfolio's investment objective and policies.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations.

Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

The yield characteristics of the mortgage- and asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities.
Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, their yield. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Unlike ordinary Fixed Income Securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks. Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Collateralized mortgage obligation ("CMO") classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. There is the risk in connection with automobile receivables that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Zero-Coupon Securities. The Portfolio may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Zero Coupon Securities including CATS, TIGRs and TRs, are the separate income or principal components of a debt instrument. Zero coupon securities usually trade at a substantial discount from their face or par value. Zero coupon securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash. Zero coupon securities involve risks that are similar to those of other debt securities, although they may be more volatile, and the value of certain zero coupon securities moves in the same direction as interest rates. Zero coupon bonds do not make regular interest payments.

Wrapper Agreements. Each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of a portion of the Portfolio's assets ("Covered Assets") up to a specified maximum dollar amount, upon the occurrence of certain specified events. The Book Value of the Covered Assets is their purchase price
(i) plus interest on the Covered Assets at a rate specified in the Wrapper Agreement ("Crediting Rate"), and (ii) less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Portfolio, the Crediting Rate is the actual interest earned on the Covered Assets, or an index-based approximation thereof, plus or minus an adjustment for an amount receivable from or payable to the Wrapper Provider based on fluctuations in the market value of the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the sale and redemption of Shares. Furthermore, the premiums due Wrapper Providers in connection with the Portfolio's investments in Wrapper Agreements are offset against and thus reduce the Crediting Rate. These premiums are generally paid quarterly. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Portfolio.

Under the terms of a typical Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Portfolio interests resulting from redemptions of Shares by Plan participants, the Wrapper Provider becomes obligated to pay to the Portfolio the difference. Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Portfolio to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. (Withdrawals generally will arise when the Fund must pay shareholders who redeem their Shares.) Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

Wrapper Agreements are structured with a number of different features. Wrapper Agreements purchased by the Portfolio are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Portfolio enters into particular types of Wrapper Agreements depending upon their respective cost to the Portfolio and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Portfolio will enter into participating Wrapper Agreements of open-end maturity and hybrid Wrapper Agreements.

Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Portfolio whenever the Portfolio sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event"). Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider whenever the Portfolio sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Portfolio is protected against decreases in the market value of the Covered Assets below Book Value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate.

Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur.

A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets.

Wrapper Providers are banks, insurance companies and other financial institutions. The number of Wrapper Providers has been increasing in recent years. As of December 1999, there were approximately fifteen Wrapper Providers rated in the top two long-term rating categories by Moody's, S&P or another NRSRO. The cost of Wrapper Agreements is typically 0.10% to 0.25% per dollar of Covered Assets per annum.

In the event of the default of a Wrapper Provider, the Portfolio could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Portfolio as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the Wrapper Provider would have no obligation to make payments to the Portfolio under those circumstances. In addition, the Portfolio may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of seeking to maintain a stable value per Share.

The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Portfolio and the Wrapper Provider. In some cases, payments may be due upon disposition of the Covered Assets; other Wrapper Agreements provide for settlement only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets. A Wrapper Provider's obligation to make payments to the Portfolio may be subject to prior notice requirements for certain types of withdrawals from the Portfolio. For example, the Wrapper Agreement may require that one year's notice be provided to obtain Book Value payments with respect to withdrawals to provide liquidity for Fund redemptions that are not directed by Plan participants. The Portfolio does not anticipate that it will be required to liquidate Covered Assets for the purpose of paying such withdrawals before any such notice period has expired. However, in the unlikely event that this occurs, the NAV of the Portfolio, and hence of the Shares, may be reduced. Additionally, a Wrapper Provider's obligation to make payments for Plan withdrawals after twelve months' prior notice (as opposed to those directed by Plan participants) may require adjustments to the Crediting Rate and increases in the Portfolio's holdings of short term investments, which might adversely affect the return of the Portfolio and the Fund. Please see discussion of "Liquidity Reserve" herein.

With respect to payments made under the Wrapper Agreements between the Portfolio and the Wrapper Provider, some Wrapper Agreements, as noted above, provide that payments may be due upon disposition of the Covered Assets, while others provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which Portfolio Securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Portfolio's investment objective, limitations or operations. In such event, the Portfolio may be obligated to pay the Wrapper Provider termination fees equal in amount to the premiums that would have been due had the Wrapper Agreement continued through the predetermined period. The Portfolio will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Fund's portfolio securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Portfolio and the Fund.

Some Wrapper Agreements require that the Portfolio maintain a specified percentage of its total assets in short-term investments ("Liquidity Reserve"). These short-term investments must be used for the payment of withdrawals from the Portfolio and Portfolio expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Portfolio is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Portfolio and the Fund than if these funds were invested in longer-term Fixed Income Securities. The Liquidity Reserve required by all Wrapper Agreements is not expected to exceed 20% of the Portfolio's total assets. However, the Liquidity Reserve amount may be required to be increased above this limit as a result of anticipated Plan redemptions within one year.

Wrapper Agreements also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Portfolio will purchase Wrapper Agreements whose criteria in this regard are consistent with the Portfolio's (and the Fund's) investment objective and policies as described in this Prospectus. Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Portfolio's ability to hold such downgraded securities. For a description of Wrapper Provider ratings, see the Appendix.

Illiquid Securities. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Rule 144A Securities are securities that are not registered for sale under the federal securities laws but can be resold to institutions pursuant to Rule 144A under the Securities Act of 1933. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A under the 1933 Act, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Adviser will monitor the liquidity of Rule 144A securities held by the Portfolio under the supervision of the Portfolio Trust Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. Under the supervision of the Portfolio Trust Board, Bankers Trust determines the liquidity of restricted securities; and through reports from Bankers Trust, the Portfolio Trust Board monitors trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with its custodian (Bankers Trust) a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued commitments.

TBA Purchase Commitments. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Additional U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association (the "GNMA"), the Farmers Home Administration and the Export-Import Bank.

Derivatives. The Portfolio may invest in various instruments, including the Wrapper Agreements, that are commonly known as "derivatives." Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect an investor from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effect of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Bankers Trust uses derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

Futures Contracts and Options on Futures Contracts -- General. The successful use of these instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options thereon or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options thereon and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices, including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts that are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and "variation margin" may be required (that is, the Portfolio may have to provide or may receive cash that reflects any decline or increase in the contract's value).

At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the termination date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the Portfolio's acquisition or sale of a futures contract is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities held by the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts for the acquisition of debt securities may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Bankers Trust may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if its investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.
The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which will provide a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which will provide a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio may incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, such losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates. The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Portfolio Trust Board has adopted a restriction that the Portfolio will not enter into any futures contract or option on a futures contract if immediately thereafter the amount of margin deposits on all the futures contracts held by the Portfolio and premiums paid on outstanding options on its futures contracts (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the Portfolio's net assets.

Options on Securities. The Portfolio may write (sell) covered call and put options on its portfolio securities ("covered options") to a limited extent in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options it writes. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid securities in a segregated account with its custodian.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the exercise price by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the net premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase the option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received is included in the liability section of its Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the net premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded if the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that will not be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. Bankers Trust will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio Trust Board.

Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement on expiration of the option based upon the difference between the exercise price and the value of the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index, and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back to the seller on a specific date and at a higher price reflecting a market rate of interest unrelated to the coupon rate or maturity of the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. And Dollar Rolls. In a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its interest in the Portfolio. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. Reverse repurchase agreements and dollar rolls are forms of borrowing and will be counted towards the Portfolio's borrowing restrictions. See "Borrowing" herein. Wrapper Agreements would cover the cash proceeds of such transactions but not the portfolio instruments transferred to another party until possession of such instruments is returned to the Portfolio.

Borrowing. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its net assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Fund's NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of Bankers Trust to use leverage as a normal practice in the investment of the Portfolio's assets.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of Fixed Income Securities. In this respect, these hedging strategies are designed for different purposes than the investments in Wrapper Agreements.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 . the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

 . the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

 . possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

 . the possibility that the Portfolio is unable to close out or liquidate its hedged position.

Asset Coverage. To assure that the Portfolio's use of futures contracts and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating liquid securities with the Portfolio's custodian (Bankers Trust) in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts. Assets that are segregated for purposes of providing cover need not be physically segregated in a separate account provided that the custodian notes on its books that such assets are segregated. The Portfolio will also cover its use of Wrapper Agreements to the extent required to avoid the creation of a "senior security" (as defined in the 1940 Act) in connection with its use of such agreements.

                                Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Portfolio Trust Board. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix.

                            Investment Restrictions

The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (1) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by them. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

None of the fundamental and non-fundamental policies described below shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective. Because the Fund and the Portfolio have the same fundamental policies and the Fund invests all of its net investable assets in the Portfolio, the following discussion (though speaking only of the Portfolio) applies to the Fund as well.

Fundamental Restrictions. As a matter of fundamental policy, the Portfolio may not:

   (1) Borrow money (including through reverse repurchase or dollar roll transactions) in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its net assets. The Portfolio may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

   (2) Underwrite securities issued by other persons except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling a portfolio security;

   (3) Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

   (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business

   (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

   (5) Concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry;

   (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

   (7) Purchase, with respect to 75% of the Portfolio's total assets, securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

   (8) Invest, with respect to 75% of the Portfolio's total assets, more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer.

Non-Fundamental Restrictions. In order to comply with certain statutes and policies and for other reasons, the Portfolio will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees or the Portfolio Trust or the Trust as applicable without shareholder approval):

   (i) purchase any security or evidence of interest therein on margin, except that short-term credit necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

   (ii) sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Portfolio contemporaneously owns or (b) where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold). The Portfolio has no current intention to engage in short selling);

   (iii) purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger; and

   (iv) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Portfolio Trust Board to be liquid).

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures contracts and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including, to the extent and in the manner permitted by applicable law, the Adviser or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law.

The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Portfolio Trust Board may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market or statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the Portfolio's management that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities that are suitable for the Portfolio, as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated between (among) clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.


                            Performance Information

                        Standard Performance Information

From time to time, quotations of the Shares' performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 Yield: Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. The 30-day yield for the Investment Class shares, Institutional Class Shares and Institutional Service Class for the period ending September 30, 1999 was 5.11%, 5.51% and 5.36%, respectively.

 Total return: The Shares' average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Shares' may also calculate total return figures that represent aggregate performance over a period or year-by-year performance.

==============================================================================================================================
                                                                      Average Annual Total Returns
                                                                    Period Ending September 30, 1999
------------------------------------------------------------------------------------------------------------------------------
                                                          One Year                        Since Commencement of
                                                                                          Operations
------------------------------------------------------------------------------------------------------------------------------
Investment Class Shares (commencing                       5.25%                           5.28%
operations September 23, 1998)
------------------------------------------------------------------------------------------------------------------------------
Institutional Class Shares (commencing                    5.66%                           5.79%
operations December 14, 1997)
------------------------------------------------------------------------------------------------------------------------------
Institutional Service Class Shares                        5.50%                           5.60%
(commencing operations
April 1, 1998)
==============================================================================================================================



Performance Results: Any performance information provided for the Shares' should snot be considered as representative of its performance in the future, because the NAV and public offering price of Shares will vary based not only on the type, quality and maturities of the securities held by the Portfolio but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. Total return reflects the performance of both principal and income.

Performance information or advertisements may include comparisons of the Shares' investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Shares' ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the securities held by the Portfolio and the Wrapper Agreements and changes in the expenses of the Shares and the Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund or the Portfolio. Such waivers will have the effect of increasing the Shares' net income (and therefore its yield and total return) during the period such waivers are in effect.

Comparison of Fund Performance

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week,
                       -------------------------  --------  -------------
Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times,
--------------------------------------  ---------------  ---------------
Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper
---------------  ------  -------  ---------------  ----------------  ------
Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar
------------------------------------------------------------  -----  -----------
Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S.
----  --------------  -----------------------  -----------------  -------  ----
News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment
---------------------  ---------  -------------------  -----------------------
Companies Services, Working Women and Worth.
------------------  -------------     -----

                        Economic and Market Information

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

                    Valuation of Assets; Redemptions In Kind

Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Trust Board.

The NAV per Share is calculated once on each Valuation Day as of the Valuation Time, which is currently 4:00 p.m., Eastern time, or if the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets, if any), less all liabilities, by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that Portfolio Trust Board believes accurately reflects fair value.

Pursuant to procedures adopted by the Portfolio Trust Board, the Wrapper Value generally will be equal to the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Value will be reflected as a liability of the Portfolio in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Portfolio to the Wrapper Provider. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Value will be reflected as an asset of the Portfolio in the amount of the difference, i.e., a positive value, reflecting the potential
liability of the Wrapper Provider to the Portfolio.   In performing its fair
value determination, the Portfolio Trust Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Portfolio Trust Board determines that a Wrapper Provider is unable to make such payments, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (formerly Accounting Series Release No. 113) ("FRR 1"), which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1, such factors would include consideration of the --

     type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

The Adviser will value securities purchased by the Portfolio that are restricted as to resale or for which current market quotations are not readily available, including Wrapper Agreements, based upon all relevant factors as outlined in FRR 1.

The Fund and the Portfolio each reserves the right, if conditions exist that make cash payments undesirable, or for other reasons, to honor any request for redemption or withdrawal, respectively, by making payment wholly or partly in Portfolio Securities and in Wrapper Agreements, as the same may be chosen by the Adviser in its sole discretion (a "redemption in kind"). Such securities and Wrapper Agreements shall be valued as they are for purposes of computing the Fund's or the Portfolio's NAV, as the case may be. If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting those securities into cash. To the extent that a redemption in kind includes Wrapper Agreements, the Fund will obtain and assign to the redeeming Plan or Plan Pool one or more Wrapper Agreements issued by the Wrapper Providers covering the portfolio securities distributed in kind. The terms and conditions of Wrapper Agreements provided to a redeeming shareholder will be the same or substantially similar to the terms and conditions of the Wrapper Agreements held by the Portfolio. The redeeming Plan or Plan Pool must execute the assigned Wrapper Agreement(s) in order to obtain the benefits provided thereunder. Wrapper Agreements are not liquid securities and may impose restrictions on termination or withdrawal, including notice periods of one year (or more for non-participant directed withdrawals). The maintenance of Wrapper Agreements distributed in kind may also require that a withdrawing Plan or Plan Pool pay fees to the Wrapper Provider. Such fees are anticipated to be comparable to the fees paid by the Portfolio with respect to Covered Assets (typically 0.10% to 0.25% annually per dollar of Covered Assets). Wrapper Agreements distributed in kind will also require the portfolio securities covered be of a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. Accordingly, although a redeeming Plan or Plan Pool may freely sell portfolio securities covered by a Wrapper Agreement, its management of the portfolio securities must be consistent with Wrapper Agreement requirements in order for it to obtain the benefits of the agreements. Moreover, a Plan or Plan Pool may be required to obtain at its own expense the services of a qualified investment manager to manage the securities distributed in kind in conformity with the Wrapper Agreement provisions and may incur additional administrative expenses in managing this portfolio. In some cases, however, a Plan or Plan Pool may be able to further assign the Wrapper Agreements and covered securities to other commingled investment vehicles, such as a bank collective fund, and thereby avoid the imposition of these additional expenses.

The Trust, on behalf of the Fund, and the Portfolio have to redeem Shares or beneficial interests, respectively, with respect to any one investor during any 90-day period solely in cash up to the lesser of $500,000 or 1% of the NAV of the Fund or the Portfolio, as the case may be, at the beginning of the period. The Trust, on behalf of the Fund, is also seeking an exemptive order from the SEC with respect to redemptions in kind made to 5% or greater shareholders of the Fund.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind to a shareholder thereof, and therefore Fund shareholders that receive redemptions in kind will receive Portfolio Securities and Wrapper Agreements of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each business day the Portfolio determines its NAV. At the close of business on each such day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to a fraction (a) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on that day, and (b) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors therein. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio at the close of business on the following business day.

The Fund and the Portfolio each reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or Portfolio.

                            Management of The Trusts

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or the Portfolio, as the case may be. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trusts, their birthdates, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                      Trustees of the Trusts and Portfolio

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Managing Director, Deutsche Asset Management;




-----------------------
/1/ The "Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

Director, Flag Investors Funds/2/; Managing Director, Deutsche Banc Alex. Brown LLC; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

The Board has an Audit Committee that meets with the Trusts' and Portfolio's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.



--------------

/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

                      Officers of the Trusts and Portfolio


DANIEL O. HIRSCH (birth date: March 27, 1954) -- Secretary of the Trusts and Portfolio; Director, Deutsche Banc Alex. Brown LLC and Investment Company Capital Corp. since July 1998; Assistant General Counsel, Office of the General Counsel, United States Securities and Exchange Commission from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trusts and Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trusts and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.


                                             Trustee Compensation Table
----------------------------------------------------------------------------------------------------------------
                                Aggregate            Aggregate                 Total Compensation
Name of Person,                 Compensation         Compensation              from Fund Complex
Position,                       from Trust*+         from Portfolio            Paid to Trustees**
----------------------------------------------------------------------------------------------------------------
Charles P. Biggar               N/A                  $1,288                    $43,750
----------------------------------------------------------------------------------------------------------------
S. Leland Dill                  N/A                  $1,086                    $43,750
----------------------------------------------------------------------------------------------------------------
Martin J. Gruber                $29,849              N/A                       $45,000
----------------------------------------------------------------------------------------------------------------
Richard J. Herring              N/A                  N/A                       $43,750
----------------------------------------------------------------------------------------------------------------
Kelvin J. Lancaster             $8,933               N/A                       $27,500
----------------------------------------------------------------------------------------------------------------
Bruce E. Langton                N/A                  N/A                       $43,750
----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.            N/A                  $1,120                    $45,000
----------------------------------------------------------------------------------------------------------------
Harry Van Benschoten            $29,849              N/A                       $45,000
----------------------------------------------------------------------------------------------------------------

-------------------
/4/ Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

* The aggregate compensation is provided for the BT Pyramid Mutual Funds which is comprised of 6 funds.

+  Information is provided for the Trust's fiscal year ended September 30, 1999.

** Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the fiscal year ended September 30, 1998.

As of December 31, 1999, the Trustees and officers of the Trusts and the Fund owned in the aggregate less than 1% of the shares of any fund or the Trust (all series taken together).

As of December 31, 1999, the following shareholders owned 5% or more of the outstanding Investment Class Shares of the Fund: T. Rowe Price Trust Co. Cust. FBO Swedish American Healthcare 401K, P.O. Box 17215, Baltimore, MD 21297-1215 (41%); National Plus 410K Plan FBO Textile Workers Pension Fund, U/A DTD 03/30/89, c/o Monica Bender, 6 Blackstone Valley Place, Suite 302, Lincoln, RI 02865-1112 (23%); Scudder Trust Co. Cust., U/A DTD 09/01/1996, FBO Community Health Systems Inc., Retirement & Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079-1953 (20%); Security Trust Company Trust, U/A DTD 05/01/1999, FBO Burnstead Construction 401K PSP, 2390 E. Camelback Road, Suite 240, Phoenix, AZ 85016-3474 (9%).

As of December 31, 1999, the following shareholders owned 5% or more of the outstanding Institutional Class Shares of the Fund: Chase Manhattan Bank Trustee, U/A 1/1/85 FBO Avon Employees, Savings Stock Ownership Plan, Attn: Anna Tikonoff, 130 Liberty Street, Floor 23, New York, NY 10006-1105 (47%); Fidelity Invest. Instit. Op. Cust. FBO Samaritan Health Systems, Futura 401K Savings Plan, 100 Magellan Way, Mailzone KWIC, Covington, KY 41015-1987 (17%); Boston Safe Deposit & Trust Co. Trustee, Thermo Electron Corp. Moneywatch Plus Plan U/A DTD 1/1/94, 130 Liberty Street, Floor 23, New York, NY 10006-1105 (14%); Robert
E. Rich, Robert E. Rich Jr., David A. Rich Trustees U/A DTD 1/1/85, Rich Products Retirement and Savings Plan Trust, c/o James R. Haddad, 1150 Niagara Street, Buffalo, NY 14213-1714 (9%); Partnershare Plan of Bankers Trust, New York Corporation and Affiliates, Amended and Restated 1/1/1997, Attn: Anna Tikonoff, 130 Liberty Street, Floor 23, New York, NY 10006-1105 (7%).

As of December 31, 1999, the following shareholders owned 5% or more of the outstanding Institutional Service Class Shares of the Fund: Collins and Aikman Retirement Income Plan, c/o Bankers Trust, Attn: Frances Chaba, 100 Plaza One MS 3055, Jersey City, NJ 07311-3901 (35%); Bankers Trust Company Trustee, U/A DTD 07/01/1991 FBO The Sweetheart Cup Co. 401K PS & Retirement Plan, 100 Plaza One, Jersey City, NJ 07311-3901 (30%); Bankers Trust Co. Trustee, U/A DTD 10/01/1998, Grove U.S. LLC Retirement Savings 401K, Attn: Anna Tikonoff, 130 Liberty Street, Floor 23, New York, NY 10006-1105 (19%); Northwestern Trust Company, Svg. 401K Savings Plan, 1201 3rd Avenue, Suite 2010, Seattle, WA 98101-3026.

                                 Code of Ethics

     The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

     The Fund's adviser, Bankers Trust Company, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but require compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

     The Fund's principal underwriter, ICC Distributors, Inc., has adopted a Code of Ethics applicable to ICC's distribution services to registered investment companies such as the Fund. The ICC Code of Ethics prohibits directors and officers of ICC from executing trades on a day during which the individual knows or should have known that a Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICC Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                               Investment Adviser

Bankers Trust is the Portfolio's investment adviser.   Bankers Trust is a wholly
owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

For the years ended September 30, 1999 and September 30, 1998, Bankers Trust earned $940,438 and $435,257, respectively in compensation for investment advisory services.

At a special meeting held in 1999, shareholders of the Portfolio also approved a new investment advisory agreement with Deutsche Asset Management, Inc. ("Deutsche Asset Management, Inc.") (formerly Morgan Grenfell Inc.). The new investment advisory agreement with Deutsche Asset Management, Inc. may be implemented within two years of the date of the Special Meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the Special Meeting. Deutsche Asset Management, Inc. is a subsidiary of Deutsche Asset Management Ltd., a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank.

                                 Administrator

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the periods ended September 30, 1999 and September 30, 1998, Bankers Trust earned $24,730 and $19, respectively, from the Investment Class, $180,759 and $211,798, respectively from the Institutional Class, and $80,733 and $20,080, respectively from the Institutional Service Class in compensation for administrative and other services provided to the Fund. During the same periods, Bankers Trust reimbursed $22,639 and $19, respectively, to the Investment Class, $205,687 and $308,573,
respectively, to the Institutional Class, and $102,600 and $40,029 respectively, to the Institutional Service Class to cover expenses.

For the periods ended September 30, 1999 and September 30, 1998, Bankers Trust earned $145,708 and $64,560, respectively, for administrative and other services provided to the Portfolio.

                           Waivers and Reimbursements

For the periods ended September 30, 1999 and September 30, 1998, Bankers Trust waived and/or reimbursed $430,972 and $244,398, respectively, to cover Fund and portfolio expenses.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreement and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                        Counsel and Independent Auditors

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trusts. Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, 19103, acts as independent auditors of the Fund and the Portfolio.

                           Organization of the Trust

The Trust was organized on February 28, 1992. Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all

Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides that liabilities of each series of the Trust (including the Fund) are chargeable only against assets of that series and that a creditor of one series may not seek satisfaction from the assets of another series. The Declaration of Trust also provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability would be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not request a vote of its shareholders with respect to any proposal relating to the Portfolio that (a) if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) is identical in all material respects to a proposal that has previously been approved by the Fund's shareholders. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by the Fund's shareholders, will nonetheless be voted on by the Trust Board.

                                    Taxation

                              Taxation of the Fund

The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To qualify for that treatment, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the "Income Requirement"), (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), and (c) distribute for each taxable year at least 90% of its investment company taxable income (generally consisting of interest, dividends and the excess of net short-term capital gain over net long-term capital loss).

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus any undistributed amount from the prior year.

The Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a regulated investment company. See the next section for a discussion of the tax consequences to the Fund of hedging transactions engaged in by the Portfolio.

The Trust is organized as a Massachusetts business trust, and neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by the Fund in the Portfolio will not cause the Fund to be liable for any income or franchise tax in the State of New York.

If the Fund fails to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

                           Taxation of the Portfolio

The Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, the Portfolio will not be subject to federal income tax. Instead, the Fund and other investors in the Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio's income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio also will not be subject to state income or franchise tax.

Because, as noted above, the Fund will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a regulated investment company, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.

Distributions received by the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that
(a) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio prior to the distribution,
(b) income or gain will be realized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (c) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (i) the amount of any cash and the basis of any property distributed from the Portfolio to the Fund and (ii) the Fund's share of the Portfolio's losses, if any.

The Portfolio's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses it realizes in connection therewith. Gains from options and futures contracts derived by the Portfolio with respect to its business of investing in securities will qualify as permissible income for the Fund under the Income Requirement.

                                 Sale of Shares

Any gain or loss realized by a shareholder on the sale or other disposition of Shares, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss that will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to those Shares.

                           Foreign Withholding Taxes

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by those countries that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

                              Financial Statements

The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 1999 are incorporated herein by reference to the Annual Report to shareholders of the Fund dated September 30, 1999. A copy of the Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings:

AAA- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps' Long-Term Debt Ratings:


=============================================================================================================================


=============================================================================================================================
AAA                  Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
=============================================================================================================================
AA+                  High credit quality.  Protection factors are strong.  Risk is modest but may vary slightly
AA                   from time to time because of economic conditions.
AA-
=============================================================================================================================
A+                   Protection factors are average but adequate.  However, risk factors are more variable and
A                    greater in periods of economic stress.
A-
=============================================================================================================================
BBB+                 Below-average protection factors but still considered sufficient for prudent investment.
BBB                  Considerable variability in risk during economic cycles.
BBB-
=============================================================================================================================
BB+                  Below investment grade but deemed likely to meet obligation when due.  Present or
BB                   prospective financial protection factors fluctuate according to industry conditions or
BB-                  company fortunes.  Overall quality may move up or down frequently within this category.
=============================================================================================================================
B+                   Below investment grade and possessing risk that obligations will not be met when due.
B                    Financial protection factors will fluctuate widely according to economic cycles, industry
B-                   conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
=============================================================================================================================
CCC                  Well below investment-grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.  Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
=============================================================================================================================
DD                   Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
=============================================================================================================================
DP                   Preferred stock with dividend arrearages.
=============================================================================================================================

Description of Moody's Short-Term Debt Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of S&P Short-Term Issuer Credit Ratings:

A-1 An obligor rated 'A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated 'A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated 'A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description of Duff & Phelps' Commercial Paper Ratings:

D-1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Description of Moody's Insurance Financial Strength Ratings:

Aaa Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated C are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Description of S&P Claims Paying Ability Rating Definitions:

Secure Range:  AAA to BBB

"AAA"   Superior financial security on an absolute and relative basis.  Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

"AA" Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

"A" Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

"BBB" Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Vulnerable Range:  BB to CCC

"BB" Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

"B" Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

"CCC" Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

"R" Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The "R" rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps' Claims Paying Ability Ratings:

=========================================================================================================================
AAA              Highest claims paying ability.  Risk factors are negligible.
=========================================================================================================================
AA+              Very high claims paying ability.  Protection factors are strong.  Risk is modest, but may vary
AA               slightly over time due to economic and/or underwriting conditions.
AA-
=========================================================================================================================
A+               High claims paying ability.  Protection factors are average and there is an expectation of
A                variability in risk over time due to economic and/or underwriting conditions.
A-
=========================================================================================================================
BBB+             Adequate claims paying ability.  Protection factors are adequate.  There is considerable
BBB              variability in risk over time due to economic and/or underwriting conditions.
BBB-
=========================================================================================================================
BB+              Uncertain claims paying ability and less than investment grade quality.  However, the company
BB               is deemed likely to meet these obligations when due.  Protection factors will vary widely with
BB-              changes in economic and/or underwriting conditions.
=========================================================================================================================
B+               Possessing risk that policyholder and contractholder obligations will not be paid when due.
B                Protection factors will vary widely with changes in economic and underwriting conditions or
B-               company fortunes.
=========================================================================================================================
CCC              There is substantial risk that policyholder and contractholder obligations will not be paid when due.  Company has been or is likely to be placed under state insurance department supervision.
=========================================================================================================================
DD               Company is under an order of liquidation.
=================================================================================================================

Investment Adviser of the Portfolio and Administrator
BANKERS TRUST COMPANY

Distributor
ICC DISTRIBUTORS, INC.

Custodian and Transfer Agent
BANKERS TRUST COMPANY

Independent Auditors
ERNST & YOUNG LLP

Counsel
WILLKIE FARR & GALLAGHER

                                 ____________________

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAI or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                              ____________________
CUSIP Numbers:
055847834
055847818
055847826
COMBPPLUS SAI (1/2000)

PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a)  Declaration of Trust of the Trust;/1/
     (i)   Eighth Amended and Restated Establishment and Designation of
           Series;/2/
(b)  By-Laws of the Trust;/1/
(c)  Instruments Defining Rights of Security Holders;/3/
(d)  Investment Advisory Agreement dated June 4, 1999; filed herewith
(e)  Distribution Agreement;/4/
(f)  Bonus/Profit Sharing Contracts - Not Applicable;
(g)  Custodian Agreement between Registrant and Bankers Trust Company;/5/
     (i) Amendment #1 to Exhibit A to the Custodian Agreement between the Registrant and Bankers Trust Company;/6/
     (ii) Cash Services Agreement between the Registrant and Bankers Trust Company;/7/
(h)  Administration and Services Agreement;/8/
     (i)   Exhibit D to Administration and Services Agreement; /4/
     (ii) Amended and Restated Shareholder Services Plan for BT PreservationPlus Fund;/4/
     (iii) Agreement to Provide Shareholder Services for BT PreservationPlus Fund;/4/
     (iv) Expense Limitation Agreement dated September 30, 1999 on behalf of Equity Appreciation Fund and PreservationPlus Fund; filed herewith
     (v) Expense Limitation Agreement dated June 4, 1999, on behalf of BT Investment Money Market and BT Investment Equity 500 Index Funds; filed herewith
     (vi) Expense Limitation Agreement dated June 4, 1999, on behalf of BT Institutional Asset Management Fund; filed herewith
(i)  Other Opinions -- Not applicable;
(j)  Consent of Independent Accountants - filed herewith;
(k)  Omitted Financial Statements - Not Applicable;
(l)  Investment representation letters of initial shareholders of the Trust;/9/
(m)  Rule 12b-1 Plans - Not applicable;
(n)  Financial Data Schedules - filed herewith;
(o)  Rule 18f-3 Plan (Multiple Class Expense Allocation);/2/
     (i)   Revised Multiple Class Expense Allocation Plan;/6/

___________________________________
1. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.

2. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.
3.  Incorporated by reference to Section 6.2 of Registrant's Declaration of
    Trust.
4. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement as filed with the Commission on November 24, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement as filed with the Commission July 1, 1997.
6. Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
8. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.
9. Incorporated by reference herein to Pre-Effective Amendment No. 1 to Registrant's Registration Statement as filed with the Commission on June 9, 1992.
10. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.
11. Incorporated by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement as filed with the Commission on April 30, 1999.
12. Incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement as filed with the Commission on May 28, 1999.

ITEM 24. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement as filed with the Commission on April 30, 1996.

ITEM 26. Business and Other Connections of Investment Adviser.

Bankers Trust Company ("Bankers Trust") serves as investment adviser to the Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Deutsche Bank A.G. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Deutsche Bank A.G. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who to our knowledge as of December 31, 1999, are engaged in any other business, profession, vocation or employment of a substantial nature.

Josef Ackermann
Chairman of the Board, Chief Executive Officer and President, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG. Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Hans Angermueller
Director, Bankers Trust; Director of various corporations; Shearman and Sterling, of counsel. Address: Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022

George B. Beitzel
Director, Bankers Trust and Bankers Trust Corporation since 1977; Director of various corporations. Address: 29 King Street, Chappaqua, New York 10514-3432.

William R. Howell
Director, Bankers Trust; Chairman Emeritus, J.C. Penney Company, Inc.; Director of various corporations. Address: J.C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 74301-1109.

Hermann-Josef Lamberti

Director, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG.
Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

John A. Ross
Director, Bankers Trust; Regional Chief Executive Officer, Deutsche Bank Americas Holding Corp. Address: Deutsche Bank, 31 West 52nd Street, New York, New York 10019.

Ronaldo H. Schmitz
Director, Bankers Trust; Member, Board of Managing Directors, Deutsche Bank AG.
Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Item 27. Principal Underwriters.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolio, BT Alex. Brown Cash Reserve Fund, Flag Investors Communications Fund, Inc., Flag Investors International Fund, Inc., Flag Investors emerging Growth Fund, Inc., Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Portfolios, Inc.), Morgan Grenfell Investment Trust, DP Trust, The Glenmede Funds, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.


Name and                          Positions and               Positions and
Principal Business                Offices with                Offices with
Address                           Distributor                 Registrant
John Y. Keffer                    President                   None
Ronald H. Hirsch                  Treasurer                   None
David I. Goldstein                Secretary                   None
Benjamin L. Niles                 Vice President              None
Marc D. Keffer                    Assistant Secretary         None
Nanette K. Chern                  Chief Compliance Officer    None
Frederick Skillin                 Assistant Treasurer         None

(c)  None

ITEM 28. Location of Accounts and Records.

BT Investment Funds:              Deutsche Asset Management
(Registrant)                      One South Street
                                  Baltimore, MD  21202

Bankers Trust Company:            130 Liberty Street
(Custodian, Investment Adviser    New York, NY 10006
and Administrator)

Investors Fiduciary               127 West 10th Street,
Trust Company:                    Kansas City, MO 64105.

ICC Distributors, Inc.:           Two Portland Square
(Distributor)                     Portland, ME 04101

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, BT PYRAMID MUTUAL FUNDS, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 28th day of January, 2000.

                         BT PYRAMID MUTUAL FUNDS

                    By:  /s/ Daniel O. Hirsch
                         ---------------------------
                         Daniel O. Hirsch, Secretary
                         January 28, 2000

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                          TITLE                           DATE

By: /s/ DANIEL O. HIRSCH      Secretary                       January 28, 2000
-----------------------       (Attorney in Fact
    Daniel O. Hirsch          For the Persons Listed Below)


/s/ JOHN Y. KEFFER*           President and
-----------------------       Chief Executive Officer
John Y. Keffer

/s/ CHARLES A. RIZZO*         Treasurer (Principal
-----------------------       Financial and Accounting Officer)
Charles A. Rizzo

/s/ CHARLES P. BIGGAR*        Trustee
-----------------------
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
-----------------------
S. Leland Dill

/s/ MARTIN J. GRUBER*         Trustee
-----------------------
Martin J. Gruber

/s/ RICHARD T. HALE*          Trustee
-----------------------
Richard T. Hale

/s/ RICHARD R. HERRING*       Trustee
-----------------------
Richard R. Herring

/s/ BRUCE E. LANGTON*         Trustee
-------------------------
Bruce E. Langton

/s/ PHILIP SAUNDERS, JR.*     Trustee
-------------------------
Kelvin J. Lancaster

/s/ HARRY VAN BENSCHOTEN*     Trustee
-------------------------
Harry Van Benschoten

*By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.

    BT INVESTMENT PORTFOLIOS has duly caused this Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of BT Pyramid Mutual Funds to be signed on its behalf by the undersigned authorized in the City of Baltimore and the State of Maryland on the 31th day of January, 2000.

                         BT INVESTMENT PORTFOLIOS

                    By:  /s/ Daniel O. Hirsch
                         ---------------------------
                         Daniel O. Hirsch, Secretary
                         November 30, 1999

This Post-Effective Amendment No. 31 to the Registration Statement of BT Pyramid Mutual Funds has been signed below by the following persons in the capacities indicated with respect to BT INVESTMENT PORTFOLIOS.

NAME                          TITLE                          DATE

By: /s/ DANIEL O. HIRSCH      Secretary                      November 30, 1999
-----------------------       (Attorney in Fact
    Daniel O. Hirsch          For the Persons Listed Below)


/s/ JOHN Y. KEFFER*           President and
-----------------------       Chief Executive Officer
John Y. Keffer

/s/ CHARLES A. RIZZO*         Treasurer (Principal
-----------------------       Financial and Accounting Officer)
Charles A. Rizzo

/s/ CHARLES P. BIGGAR*        Trustee
-----------------------
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
-----------------------
S. Leland Dill

/s/ MARTIN J. GRUBER*         Trustee
-----------------------
Martin J. Gruber

/s/ RICHARD T. HALE*          Trustee
-----------------------
Richard T. Hale

/s/ RICHARD R. HERRING*       Trustee
-----------------------
Richard R. Herring

/s/ BRUCE E. LANGTON*         Trustee
-----------------------
Bruce E. Langton

/s/ PHILIP SAUNDERS, JR.*     Trustee
-------------------------
Kelvin J. Lancaster

/s/ HARRY VAN BENSCHOTEN*     Trustee
-------------------------
Harry Van Benschoten

*By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.

                             RESOLUTION RELATING TO
                    RATIFICATION OF REGISTRATION STATEMENTS

                           (Approved by the Boards of
                              BT Investment Funds,
                            BT Pyramid Mutual Funds,
               BT Institutional Funds, (the "Trust" or "Trusts")
                         Quantitative Equity Portfolio,
                        Capital Appreciation Portfolio,
                        Pacific Basin Equity Portfolio,
                        Latin American Equity Portfolio,
                              Small Cap Portfolio,
                       BT PreservationPlus Portfolio, and
                      BT PreservationPlus Income Portfolio
                 (the "Portfolio Trust" or "Portfolio Trusts"))

     RESOLVED, That the proper officers of the Trusts be,and they hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective Amendment under the Securities Act of 1933 (the "1933 Act") and an Amendment under the Investment Company Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED, That any officer of the Trusts be, and he or she hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if
          (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust; and further

     RESOLVED, That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Trust; and further

     RESOLVED, That the proper officers of the Portfolio Trusts be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Portfolio Trust, an Amendment under the 1940 Act to the Portfolio Trust's Registration Statement, to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Commission, the 1940 Act and to appear, together with legal counsel, on behalf of the Portfolio Trust before the Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED, That any officer of the Portfolio Trusts be, and he or she hereby is, authorized and directed in the name and on behalf of the Portfolio Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Portfolio Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Portfolio Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Portfolio Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Portfolio Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Portfolio Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Portfolio Trust; and further

     RESOLVED, That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Portfolio Trust.